     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004

================================================================================
                                                 REGISTRATION FILE NO. 333-68114
                                                                       811-10477

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /

                    PRE-EFFECTIVE AMENDMENT NO. ___                    / /

                    POST-EFFECTIVE AMENDMENT NO. 4                     /X/

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                    ACT OF 1940                                        / /

                    AMENDMENT NO. 3                                    /X/

                        (CHECK APPROPRIATE BOX OR BOXES.)

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                              1401 LIVINGSTON LANE
                           JACKSON, MISSISSIPPI 39213
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (601) 981-7422

           JOSEPH A. PURVIS, ESQ.                           COPY TO:
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY           STEPHEN E. ROTH, ESQ.
            1401 LIVINGSTON LANE                 SUTHERLAND ASBILL & BRENNAN LLP
         JACKSON, MISSISSIPPI 39213              1275 PENNSYLVANIA AVENUE, N.W.
  (NAME AND ADDRESS OF AGENT FOR SERVICE)           WASHINGTON, DC 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

 It is proposed that this filing will become effective (check appropriate box):

  / / immediately upon filing pursuant to paragraph (b) of Rule 485. /X/ on May 1, 2004 pursuant to paragraph (b) of Rule 485.
  / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485. / / on (date) pursuant to paragraph (a)(1) of Rule 485.

  If appropriate, check the following box:

  / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                      TITLE OF SECURITIES BEING REGISTERED:
                Adjustable Premium Variable Life Insurance Policy
================================================================================

                Adjustable Premium Variable Life Insurance Policy

                                    Issued by

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
                                       and
                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                              1401 Livingston Lane
                           Jackson, Mississippi 39213

                                  P.O. Box 140
                           Jackson, Mississippi 39205
                            Telephone: (866) 288-2172

                                   PROSPECTUS


                                   May 1, 2004


This prospectus describes an adjustable premium variable life insurance policy ("Policy") offered by Southern Farm Bureau Life Insurance Company (the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. Certain Policy provisions may vary based on the state where the Company issues the Policy. You should consider the Policy in conjunction with other insurance you own since it may not be advantageous to replace existing insurance with the Policy or use the proceeds from any existing insurance to purchase the Policy. Please consult your insurance agent.

You can allocate your Policy's values to:

      - One or more Subaccounts of Southern Farm Bureau Life Variable Life Account (the "Separate Account"), each of which invests exclusively in a corresponding portfolio listed on this page; or

      -  a Declared Interest Option, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

      -  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

      -  ARE NOT FEDERALLY INSURED;

      -  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

      -  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED
     THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following portfolios are available:

T. ROWE PRICE EQUITY SERIES, INC.

   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price Personal Strategy Balanced Portfolio


T. ROWE PRICE FIXED INCOME SERIES, INC.

   T. Rowe Price Limited-Term Bond Portfolio
   T. Rowe Price Prime Reserve Portfolio


FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
   Fidelity VIP Growth Portfolio--Initial Class
   Fidelity VIP High Income Portfolio--Initial Class
   Fidelity VIP Overseas Portfolio--Initial Class
   Fidelity VIP Contrafund(R) Portfolio--Initial Class
   Fidelity VIP Index 500 Portfolio--Initial Class

   Fidelity VIP Mid Cap Portfolio--Initial Class

The Board of Directors for the T. Rowe Price Equity Series, Inc. recently decided to close the T. Rowe Price Mid-Cap Growth Portfolio to new investors as of 4:00 p.m. Eastern Time on April 30, 2004. In turn, the T. Rowe Price Mid-Cap Growth Subaccount, which invests in the T. Rowe Price Mid-Cap Growth Portfolio, will not be available for investment (allocation of premium payments and transfers of Accumulated Value) to any Owner whose Policy was issued on or after May 1, 2004. An Owner whose Policy was issued prior to May 1, 2004 (an "Existing Owner") may continue to allocate premium payments and transfer Accumulated Value from the other Subaccounts and the Declared Interest Option to the T. Rowe Price Mid-Cap Growth Subaccount. An Existing Owner may also continue to transfer Accumulated Value from the T. Rowe Price Mid-Cap Growth Subaccount to the other Subaccounts and the Declared Interest Option.

TABLE OF CONTENTS


                                                                          PAGE
                                                                        --------
POLICY BENEFITS/RISKS SUMMARY                                                  3
Policy Benefits                                                                3
        Death Benefit                                                          3
        Surrenders and Partial Withdrawals                                     3
        Transfers                                                              3
        Loans                                                                  4
        Premiums                                                               4
        The Policy                                                             4
        Supplemental Benefits and Riders                                       5
Policy Risks                                                                   5
        Investment Risk                                                        5
        Risk of Lapse                                                          5
        Tax Risks                                                              5
        Partial Withdrawal and Surrender Risks                                 6
        Policy Loan Risks                                                      6
        Risk of an Increase in Current Fees and Expenses                       6
Portfolio Risks                                                                6
FEE TABLE                                                                      7
THE POLICY                                                                    10
        Purchasing a Policy                                                   10
        Replacement of Existing Insurance                                     11
        When Insurance Coverage Takes Effect                                  11
        Canceling a Policy (Free-Look Right)                                  11
        Ownership Rights                                                      11
        Modifying the Policy                                                  12
PREMIUMS                                                                      12
        Allocating Premiums                                                   13
POLICY VALUES                                                                 14
        Accumulated Value                                                     14
        Net Surrender Value                                                   14
        Variable Accumulated Value                                            14
        Unit Value                                                            15
        Declared Interest Option Accumulated Value                            15
DEATH BENEFIT                                                                 16
        Death Proceeds                                                        16
        Death Benefit                                                         16
        Changing the Specified Amount                                         16
SURRENDERS AND PARTIAL WITHDRAWALS                                            17
        Surrenders                                                            17
        Partial Withdrawals                                                   17
TRANSFERS                                                                     18
LOANS                                                                         21
        Loan Conditions                                                       21
POLICY LAPSE AND REINSTATEMENT                                                21
        Lapse                                                                 21
        Reinstatement                                                         22

                                                                          PAGE
                                                                        --------
THE COMPANY AND THE DECLARED INTEREST OPTION                                  22
        Southern Farm Bureau Life Insurance Company                           22
        The Declared Interest Option                                          22
THE SEPARATE ACCOUNT AND THE PORTFOLIOS                                       23
        The Separate Account                                                  23
        The Portfolios                                                        24
        Voting Portfolio Shares                                               26
CHARGES AND DEDUCTIONS                                                        27
        Premium Expense Charge                                                27
        Monthly Deduction                                                     27
        Mortality and Expense Risk Charge                                     28
        Surrender and Withdrawal Charges                                      29
        Transfer Charge                                                       29
        Portfolio Expenses                                                    29
FEDERAL TAX CONSIDERATIONS                                                    30
SUPPLEMENTAL BENEFITS AND RIDERS                                              32
SALE OF THE POLICIES                                                          33
STATE VARIATIONS                                                              33
LEGAL PROCEEDINGS                                                             33
FINANCIAL STATEMENTS                                                          34
GLOSSARY                                                                      35
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    SAI-TOC
APPENDIX A--Table of Death Benefit Factors                                   A-1

POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

   Your Policy is an adjustable premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death proceeds payable to the beneficiary may and your Accumulated Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Declared Interest Option. You may make partial withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. WE DO NOT GUARANTEE ANY MINIMUM ACCUMULATED VALUE OR SURRENDER VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

DEATH BENEFIT

      - DEATH PROCEEDS: We pay death proceeds to the beneficiary upon receiving due proof of the Insured's death and after any necessary claims requirements or investigations are completed. The death proceeds equal the death benefit less any Indebtedness and unpaid monthly deductions.

   The death benefit is the greater of:

         -   the Specified Amount; OR

         - the Accumulated Value multiplied by the death benefit factor for the Insured's Attained Age listed in the Table of Death Benefit Factors in Appendix A.

      - ACCELERATED DEATH BENEFIT: Under the Accelerated Benefit Rider, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. We will deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding the Accelerated Benefit Rider or receiving the accelerated death benefit are uncertain. YOU SHOULD CONSULT A TAX ADVISER BEFORE ADDING THE ACCELERATED BENEFIT RIDER TO YOUR POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT.

SURRENDERS AND PARTIAL WITHDRAWALS

      - SURRENDER: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value equals the Surrender Value less any outstanding Indebtedness. You cannot reinstate a surrendered Policy. A SURRENDER MAY HAVE TAX CONSEQUENCES.

      - PARTIAL WITHDRAWALS: You may make a written request to withdraw at least $500 of the Net Surrender Value. Your Net Surrender Value after a partial withdrawal must be at least $5,000. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

TRANSFERS


      - You may make transfers among the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.


      - The minimum amount you may transfer from a Subaccount or the Declared Interest Option is the lesser of $100 or the total Accumulated Value in the Subaccount or the Declared Interest Option.

LOANS

      - You may take a loan from your Policy at any time. The maximum loan amount you may take is the Surrender Value. You may increase your risk of lapse if you take a loan. LOANS MAY HAVE TAX CONSEQUENCES.

      - We charge you an annual interest rate of 8% on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues additional interest at the same rate if it is not paid by the end of the Policy Year.

      - As collateral for the loan, we segregate an amount equal to the loan in the Declared Interest Option. We will credit interest on those amounts ("earned interest rate") and guarantee that the annual earned interest rate will not be lower than 4%.

      - You may repay all or part of your Indebtedness at any time while the Insured is alive and the Policy is in force.

      - We deduct any Indebtedness from the Surrender Value upon surrender, and from the death proceeds payable on the Insured's death.

PREMIUMS

      - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $15), subject to a certain maximum. You can select a premium payment plan to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the plan.

      - CANCELLATION PRIVILEGE: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid less any partial withdrawals; or (2) the Accumulated Value on the Business Day we receive the Policy at the Home Office plus any charges we deducted. The free look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

      - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.


      - SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Separate Account. However, if your Policy was issued on or after May 1, 2004, you may not direct your money to the T. Rowe Price Mid-Cap Growth Subaccount. Each Subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus.


      - DECLARED INTEREST OPTION: You may direct the money in your Policy to the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

      - ACCUMULATED VALUE: Accumulated Value is the sum of your amounts in the Subaccounts and the Declared Interest Option, including any amounts securing loans under the Policy. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

      - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer three riders that provide supplemental benefits under the Policy, the Children's Term Rider, Waiver of Monthly Deductions Agreement and Accelerated Benefit Rider. We deduct monthly charges for the Children's Term Rider and Waiver of Monthly Deductions Agreement from Accumulated Value as part of the monthly deduction. We assess an administrative fee if you elect to accelerate a portion of your death benefit under the Accelerated Benefit Rider. Your insurance agent can help you determine whether any of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

   If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

   If you allocate Net Premiums to the Declared Interest Option, then we credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your Net Accumulated Value during the first three Policy Years or your Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a grace period if, before then, you make a sufficient premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

   We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

   Depending on the total amount of premiums you pay, the Policy may be treated as a Modified Endowment Contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


   SEE "FEDERAL TAX CONSIDERATIONS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy Years (as well as during the first 10 Policy Years following an increase in Specified Amount) in the event you surrender the Policy or the Policy lapses. It is possible that you will receive no Net Surrender Value if you surrender your Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

   Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). SEE "Risk of Lapse," above.

   Partial Withdrawals may not lower the Net Surrender Value below $5,000. Partial Withdrawals are assessed a charge equal to the lesser of $25 or 2% of the amount withdrawn.

   A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

   Loans from the Policy, whether or not repaid, will affect Accumulated Value over time because we segregate the amount of the loan in the Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts and may not be credited with the same interest rates accruing on the Declared Interest Option.

   We reduce the amount we pay on the Insured's death by the amount of any outstanding loan from the Policy and your Policy may lapse (terminate without value) if outstanding loans plus any accrued interest payable reduce the Net Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

   A LOAN MAY HAVE TAX CONSEQUENCES.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

   Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


                                 PORTFOLIO RISKS

   A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

   There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE

   The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

   The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy, or transfer your Policy's Net Accumulated Value among the Subaccounts and/or the Declared Interest Option.

                                TRANSACTION FEES


                                                                   AMOUNT DEDUCTED--
                                       WHEN CHARGE IS             MAXIMUM GUARANTEED         AMOUNT DEDUCTED--
CHARGE                                   DEDUCTED                       CHARGE                CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE          Upon receipt of each          12% of premium payments      10% of premium
                                premium payment                                            payments up to the
                                                                                           basic annual
                                                                                           premium(1) and 3% of
                                                                                           premium payments
                                                                                           above the basic
                                                                                           annual premium

PARTIAL WITHDRAWAL CHARGE       Upon withdrawal               2% of the amount             2% of the amount
                                                              withdrawn, not to exceed     withdrawn, not to
                                                              $25                          exceed $25

SURRENDER CHARGE(2)             Upon a full surrender or
                                lapse of your Policy during
                                the first ten Policy Years,
                                and during the first ten
                                Policy Years following an
                                increase in Specified
                                Amount

MINIMUM INITIAL SURRENDER
CHARGE(3)                                                              $237.50                     $237.50

MAXIMUM INITIAL SURRENDER
CHARGE(4)                                                            $10,956.25                  $10,956.25

CHARGE FOR MALE AGE 35                                                  $506.25                     $506.25
PREFERRED NON TOBACCO WITH
$250,000 SPECIFIED AMOUNT
FOR THE FIRST POLICY YEAR

TRANSFER CHARGE                 Upon transfer                 First twelve transfers in    First twelve
                                                              a Policy Year are free,      transfers in a Policy
                                                              $40 for each subsequent      Year are free, $25
                                                              transfer                     for each subsequent
                                                                                           transfer(5)


----------
(1) The basic annual premium is a hypothetical annual premium which is based on the Issue Age, sex and underwriting classification of the Insured and Specified Amount of the Policy. The basic annual premium for a Policy with a Specified Amount of $250,000 is $1,012.50 where the Insured has the following characteristics: Issue Age 35, Male, Preferred Non Tobacco. The basic annual premium for your Policy is shown on the Schedule Page of the Policy.

(2) For the first Policy Year or the first Policy Year after an increase in Specified Amount, the surrender charge equals 50% of the basic annual premium and decreases to 0% over ten years. The surrender charges shown in the table may not be typical of the charges you will pay. More detailed information concerning the surrender charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values, including the Surrender Value, based upon the Issue Age, sex, underwriting class of the Insured, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance agent or our Home Office for information about the surrender charge.

(3) The minimum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(4) The maximum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(5) We currently do not assess a charge for any transfer among the Subaccounts and the Declared Interest Option, however, we reserve the right to charge $25 for the 13th and each additional transfer in a Policy Year.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                   AMOUNT DEDUCTED--
                                       WHEN CHARGE IS             MAXIMUM GUARANTEED         AMOUNT DEDUCTED--
CHARGE                                   DEDUCTED                       CHARGE                CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE(6)     Monthly, on the Monthly
                                Deduction Day

MINIMUM CHARGE(7)                                             $0.08001 per $1,000 of Net   $0.03417 per $1,000
                                                              Amount of Risk               of Net Amount of Risk

MAXIMUM CHARGE(8)                                             $7.32578 per $1,000 of Net   $5.16083 per $1,000
                                                              Amount of Risk               of Net Amount of Risk

CHARGE FOR MALE AGE 35                                        $0.14419 per $1,000 of Net   $0.06833 per $1,000
PREFERRED NON TOBACCO WITH                                    Amount of Risk               of Net Amount of Risk
SPECIFIED AMOUNT OF $250,000
FOR FIRST POLICY YEAR

MONTHLY POLICY EXPENSE CHARGE   On Policy Date and monthly,              $10                        $6
                                on each Monthly Deduction
                                Date

MORTALITY AND EXPENSE RISK      Daily                         1.05% (annually) of the      1.05% (annually) of
CHARGE                                                        average daily net assets     the average daily net
                                                              of each Subaccount you are   assets of each
                                                              invested in                  Subaccount you are
                                                                                           invested in

POLICY LOAN INTEREST SPREAD(9)  On each Policy Anniversary    4% effective annual rate     2% effective annual
                                                                                           rate

----------
(6) The cost of insurance charge will vary based on the Issue Age, sex, and underwriting classification of the Insured, Accumulated Value and the Specified Amount of the Policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Schedule Page of your Policy indicates the guaranteed cost of insurance rates applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured's Issue Age and underwriting class, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance agent or our Home Office for information about your cost of insurance charge.

(7) The minimum cost of insurance charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(8) The maximum cost of insurance charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(9) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (an effective annual rate of 8%) and the amount of interest we credit to the amounts we hold as collateral for the loan guaranteed at an effective annual rate equal to 4% (currently, an effective annual rate of 6%).

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)


                                                                   AMOUNT DEDUCTED--
OPTIONAL BENEFIT                       WHEN CHARGE IS             MAXIMUM GUARANTEED         AMOUNT DEDUCTED--
RIDER CHARGES                            DEDUCTED                      CHARGE                 CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------

ACCELERATED BENEFIT RIDER(10)   Upon election                 Greater of 3% of the         Greater of 3% of the
                                                              accelerated benefit amount   accelerated benefit
                                                              or $300                      amount or $300

WAIVER OF MONTHLY DEDUCTIONS    Monthly, on the Monthly
AGREEMENT(11)                   Deduction Day

MINIMUM CHARGE(12)                                            $0.02 per $1000 of Net       $0.02 per $1000 of
                                                              Amount of Risk               Net Amount of Risk

MAXIMUM CHARGE(13)                                            $0.19 per $1000 of Net       $0.19 per $1000 of
                                                              Amount of Risk               Net Amount of Risk

CHARGE FOR MALE AGE 35                                        $0.02 per $1000 of Net       $0.02 per $1000 of
PREFERRED NON TOBACCO WITH                                    Amount of Risk               Net Amount of Risk
SPECIFIED AMOUNT OF $250,000
FOR FIRST POLICY YEAR

CHILDREN'S TERM RIDER(14)       Monthly, on the Monthly       $0.383 per $1,000 of rider   $0.383 per $1,000 of
                                Deduction Day                 coverage amount              rider coverage amount



   The following table shows the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2003. Current and future expenses of the portfolios may be higher or lower than those shown. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                                                                 MINIMUM     MAXIMUM
----------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from
portfolio assets, including management fees and other expenses)                   0.34%       0.90%


----------

(10) The Company does not assess a charge for the election of the Accelerated Benefit Rider. However, we will assess an administrative fee at the time payment of an accelerated benefit amount is made. That administrative fee may vary based on your state of residence. In most states where the Company offers the Rider, the fee may vary based on the accelerated benefit amount. In all states we sell the Policy, the maximum accelerated benefit amount is $250,000. Please consult your insurance agent or our Home Office for more information about the administrative fee.

(11) The Waiver of Monthly Deductions Agreement charge varies based on the age of the Insured and the Net Amount of Risk of the Policy. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the Waiver of Monthly Deductions Agreement charge is available upon request from your insurance agent or our Home Office.

(12) The minimum Waiver of Monthly Deductions Agreement charge assumes that the Insured has the following characteristics: Age 18.

(13) The maximum Waiver of Monthly Deductions Agreement charge assumes that the Insured has the following characteristics: Age 55.

(14) The charge for the Children's Term Rider is $0.40 per $1,000 of the rider coverage amount if you also elect the Waiver of Monthly Deductions Agreement.

             ANNUAL PORTFOLIO OPERATING EXPENSES FOR EACH PORTFOLIO
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   The following table indicates the portfolio fees and expenses for each portfolio for the year ended December 31, 2003. Current and future expenses may be higher or lower than those shown.


                                                                        MANAGEMENT      OTHER      TOTAL ANNUAL
PORTFOLIO NAME                                                             FEES       EXPENSES       EXPENSES
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                                  0.85%        0.00%      0.85%(15)
  Mid-Cap Growth Portfolio                                                 0.85%        0.00%      0.85%(15)
  Personal Strategy Balanced Portfolio                                     0.90%        0.00%      0.90%(15)(16)

T. Rowe Price Fixed Income Series, Inc.
  Limited-Term Bond Portfolio                                              0.70%        0.00%      0.70%(15)
  Prime Reserve Portfolio                                                  0.55%        0.00%      0.55%(15)

Fidelity Variable Insurance Products Funds
  VIP Growth Portfolio (Initial Class)                                     0.58%        0.09%      0.67%(18)
  VIP High Income Portfolio (Initial Class)                                0.58%        0.11%      0.69%
  VIP Overseas Portfolio (Initial Class)                                   0.73%        0.17%      0.90%(17)
  VIP Contrafund Portfolio (Initial Class)                                 0.58%        0.09%      0.67%(17)
  VIP Index 500 Portfolio (Initial Class)                                  0.24%        0.10%      0.34%(19)
  VIP Mid Cap Portfolio (Initial Class)                                    0.58%        0.12%      0.70%(17)


THE POLICY

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application to your agent who, in turn, will forward the completed application to us at our Home Office. Your agent is a licensed insurance agent and a registered representative of a broker-dealer authorized to sell the Policy.

   We determine the minimum Specified Amount benefit for a Policy based on the Insured's Attained Age when we issue the Policy. The minimum Specified Amount is $100,000, or the Specified Amount purchased by a single premium payment of at least $5,000.

----------

(15) Management fees include the ordinary, recurring operating expenses of the portfolios, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolios' independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(16) The portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the portfolio's investment in other
T. Rowe Price portfolios. The amounts shown in the table do not include that reduction. After taking that reduction into account, total annual expenses would have been 0.88%.

(17) A portion of the brokerage commissions that certain portfolios pay may be used to reduce Fund expenses. In addition, certain portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total annual expenses presented in the preceding table would have been:
Overseas Portfolio--0.86%, Contrafund Portfolio--0.65% and Mid Cap Portfolio--0.68%. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that certain portfolios pay may be used to reduce Fund expenses. The amount shown in the table does not include this reduction. Including this reduction, the total annual expenses presented in the preceding table would have been 0.64%. This offset may be discontinued at any time.

(19) The Funds' manager has voluntarily agreed to reimburse the expenses of the portfolio if they exceed 0.28%. The Funds' manager may discontinue this arrangement at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2003 were 0.24%, 0.04% and 0.28%, respectively.

   Generally, the Policy is available for Insureds between Attained Ages 0-75 for standard non-tobacco and standard tobacco underwriting classes, 18-75 for preferred non-tobacco and preferred tobacco underwriting classes. Starting at Specified Amounts of $250,000, we add a better underwriting class (super-preferred) for non-tobacco users only. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACEMENT OF EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.

WHEN INSURANCE COVERAGE TAKES EFFECT

   Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. We may allow for an earlier Effective Date only as we specify in a conditional receipt that accompanies your application, subject to our underwriting rules and Policy conditions.

CANCELING A POLICY (FREE-LOOK RIGHT)

   You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it to you. The free-look generally expires 30 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund the greater of:

         (1) the premiums paid less any withdrawal; or

         (2) the Accumulated Value on the Business Day we receive the returned Policy plus any charges we deducted.

OWNERSHIP RIGHTS

   The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy, subject to the right of any assignee of record and any irrevocably designated beneficiary. The Owner is the Insured unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner's estate.

   The Owner may exercise certain rights described below.

   SELECTING AND CHANGING THE BENEFICIARY

         - You designate the beneficiary (the person to receive the death proceeds when the Insured dies) in the application.

         - If you designate more than one beneficiary, then each beneficiary shares equally in any death proceeds unless the beneficiary designation states otherwise.

         - If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

         - If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death proceeds to the Owner or the Owner's estate once the Insured dies.

         - Unless there is an irrevocable beneficiary, you can change the beneficiary by providing us with a written request while the Insured is living.

         - The change in beneficiary is effective as of the date you sign the written request.

         - We are not liable for any actions we take before we received the written request.

      CHANGING THE OWNER

         - You may change the Owner by providing a written request to us at any time while the Insured is alive.

         -   The change takes effect on the date you sign the written request.

         - We are not liable for any actions we take before we received the written request.

         - Changing the Owner does not automatically change the beneficiary and does not change the Insured.

         - Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

MODIFYING THE POLICY

   Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary or one of our officers. No agent may bind us by making any promise not contained in the Policy.

   Upon notice to you, we may modify the Policy:

      - to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

      - to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

      -  to reflect a change in the Separate Account's operation.

   If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

PREMIUMS

   When you apply for a Policy, you may indicate your intention to pay certain scheduled premiums either monthly, semi-annually or annually. However, you have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy's Maturity Date.

   After your initial premium, you can pay subsequent premiums at any time before the Maturity Date, and in any amount of at least $15. We have the right to limit or refund any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; (2) you make a premium payment of less than $15; or (3) the premium exceeds the basic annual premium and results in an increase in the death benefit.

   You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see "Lapse," below), or (3) we receive your written notice requesting a surrender of the Policy.

   If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators.

   LAPSE. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

      - During the first three Policy Years, the Policy will enter a grace period if on any Monthly Deduction Day the Net Accumulated Value is not enough to pay the next monthly deduction due.

      - After the first three Policy Years, your Policy will enter a 61-day grace period if the Net Surrender Value on any Monthly Deduction Day is not enough to pay the next monthly deduction due.

   We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See "POLICY LAPSE AND REINSTATEMENT."

   TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as all or part of your initial premium, money from another life insurance contract insuring the same Insured that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

   When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts and to the Declared Interest Option according to the following rules:


      - You must allocate at least 10% of each net premium to any Subaccount or the Declared Interest Option you select. However, if your Policy was issued on or after May 1, 2004, you may not allocate net premium to the
         T. Rowe Price Mid-Cap Growth Subaccount.


      - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

      - As long as your Policy is in force and has a positive Net Accumulated Value, you can change the allocation instructions for additional net premiums without charge by providing us with a signed, written notification on a form we deem acceptable. Any change in allocation instructions will be effective on the Business Day on or next following the date we receive the signed form at our Home Office.

   Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

   This paragraph and the next one following describe how we handle money you send us. For purposes of this description, the "POLICY SETTLE DATE" is the date when all administrative and underwriting requirements have been satisfied and we have received sufficient initial premium; and "POLICY ALLOCATION DATE" is the 35th day after the date we print the Policy for processing and mailing to your agent/registered representative, for delivery to you. The Policy Settle Date usually occurs before the Policy Allocation Date.


   We will place any amounts we receive before the Policy Settle Date in a non-interest bearing suspense account until the Business Day on or next following the Policy Settle Date, at which time we will transfer net premiums from the suspense account to the Money Market Subaccount (i.e., the Subaccount investing in the Prime Reserve Portfolio). However, if the Policy Settle Date occurs on or after the Policy Allocation Date, we will allocate net premiums from the suspense account to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will also place any net premiums we receive on or after the Policy Settle Date but before the Policy Allocation Date in the Money Market Subaccount. On the Business Day on or next following the Policy Allocation Date, we will transfer all of the Accumulated

   Value in the Money Market Subaccount to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will allocate any net premiums received on or after the later of the Policy Settle Date and the Policy Allocation Date on the Business Day we receive such premiums, in accordance with the net premium allocation percentages shown in the application or any more recent written instructions. We must receive a net premium prior to 3:00 p.m. Central Time for the net premium to be allocated that Business Day. Net premiums received at or after 3:00 p.m. Central Time will be allocated on the following Business Day. We will not count the transfers described above for purposes of calculating any transfer charge.


   Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent agents fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

POLICY VALUES

ACCUMULATED VALUE

   Accumulated Value serves as the starting point for calculating values under a Policy.

   ACCUMULATED VALUE:

      - equals the sum of all values in the Declared Interest Option and in each Subaccount;


      - is determined as of the Policy Date and on each Business Day as of 3:00 p.m. Central Time; and


      - has no guaranteed minimum amount and may be more or less than premiums paid.

   Net Accumulated Value equals the Accumulated Value minus any Indebtedness.

NET SURRENDER VALUE

   The Net Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Net Surrender Value at the end of the Valuation Period when we receive your written surrender request.

   NET SURRENDER VALUE ON ANY BUSINESS DAY EQUALS:

      -  the Accumulated Value as of such date; MINUS

      -  any surrender charges as of such date; MINUS

      -  any outstanding Indebtedness.

VARIABLE ACCUMULATED VALUE

   The Variable Accumulated Value is equal to the sum of the Accumulated Value in each Subaccount. At the end of any Valuation Period, a Subaccount's Accumulated Value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

   THE NUMBER OF UNITS IN ANY SUBACCOUNT ON ANY BUSINESS DAY EQUALS:

      - the initial units purchased at the unit value on the Business Day on or next following the Policy Allocation Date (see "PREMIUMS--Allocating Premiums" above); PLUS

      -  units purchased with additional net premiums; PLUS

      - units purchased via transfers from another Subaccount or the Declared Interest Option; MINUS

      -  units redeemed to pay for monthly deductions; MINUS

      -  units redeemed to pay for partial withdrawals; MINUS

      - units redeemed as part of a transfer to another Subaccount or the Declared Interest Option including transfers to secure Policy loans.

   Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

UNIT VALUE

   We determine a unit value for each Subaccount to reflect how investment performance affects the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit on the Business Day when the Subaccount first purchased portfolio shares. The unit value may increase or decrease from one Valuation Period to the next.

   THE UNIT VALUE OF ANY SUBACCOUNT AT THE END OF A VALUATION PERIOD IS CALCULATED BY DIVIDING (a) BY (b) WHERE:

      a) is:

         1) the value of the net assets of the Subaccount at the end of the preceding Valuation Period; PLUS

         2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the unit value is being determined; MINUS

         3) the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS

         4) any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; MINUS

         5)  the daily equivalent of the mortality and expense risk charge.

      b) is the number of units outstanding at the end of the preceding Valuation Period.


   We determine a unit value for each Subaccount as of 3:00 p.m. Central Time each Business Day.


DECLARED INTEREST OPTION ACCUMULATED VALUE


   On the Business Day on or next following the date premiums are allocated (see "PREMIUMS--Allocating Premiums" above), the Declared Interest Option Accumulated Value is equal to the amount allocated to the Declared Interest Option, less the portion of any monthly deduction taken from the Declared Interest Option.


   THE DECLARED INTEREST OPTION ACCUMULATED VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:

      - the Declared Interest Option Accumulated Value at the end of the preceding Valuation Period; PLUS

      - the total net premiums allocated to the Declared Interest Option since the end of the preceding Valuation Period; PLUS

      -  any amounts transferred to the Declared Interest Option; PLUS

      -  interest credited to the Declared Interest Option; MINUS

      -  amounts charged to pay for monthly deductions; MINUS

      -  amounts withdrawn or transferred from the Declared Interest Option.

DEATH BENEFIT

DEATH PROCEEDS

   As long as the Policy is in force, we will pay the death proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured's death at our Home Office and after any necessary claims requirements or investigations are completed. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death proceeds to the Owner or the Owner's estate. We will pay the insurance proceeds in a lump sum or under a payment option. See "Additional Policy Information--Payment of Policy Benefits" in the Statement of Additional Information ("SAI").

   DEATH PROCEEDS EQUAL:

      -  the death benefit (described below); PLUS

      -  premiums paid after the date of death; MINUS

      -  any past due monthly deductions; MINUS

      -  any outstanding Indebtedness on the date of death.

   If all or part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

   An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit.

   We may further adjust the amount of the death proceeds under certain circumstances. See "Additional Policy Information--Our Right to Contest the Policy" and "Misstatement of Age or Sex" in the SAI.

DEATH BENEFIT

   THE DEATH BENEFIT IS THE GREATER OF:

      -  the Specified Amount on the Insured's date of death; OR

      - the Accumulated Value on the Insured's date of death multiplied by the applicable death benefit factor for the Insured's Attained Age, gender, and underwriting classification from the Table of Death Benefit Factors in Appendix A.

   Your death benefit does not change unless the death benefit factor multiplied by the Accumulated Value is greater than the Specified Amount. Then the death benefit will vary as the Accumulated Value varies.

CHANGING THE SPECIFIED AMOUNT

   You select the Specified Amount when you apply for the Policy. You may change the Specified Amount at any time after the end of the first Policy Year, subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so. See "FEDERAL TAX CONSIDERATIONS."

   INCREASING THE SPECIFIED AMOUNT

      - You may increase the Specified Amount before the Insured reaches age 75 by submitting a written request and providing evidence of insurability satisfactory to us at our Home Office. The increase will be effective on the next Monthly Deduction Day after we approve the increase request.

      -  The minimum increase is $100,000.

      - Increasing the Specified Amount will result in additional surrender charges on the increase amount that will last for 10 years from the date of the increase.

      - A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured's circumstances at the time of the increase.

      - You must pay premium sufficient to cover the first month's cost of insurance charge following deduction of all applicable expense charges unless the Policy has enough Accumulated Value to cover the cost of insurance charge.

   DECREASING THE SPECIFIED AMOUNT

      - You must submit a written request to decrease the Specified Amount to us at our Home Office.

      - You may not decrease the Specified Amount below the minimum Specified Amount shown on the Policy schedule page.

      - Any decrease will be effective on the next Monthly Deduction Day after we process your written request.

      - For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

      -  Decreasing the Specified Amount will not affect the surrender charges.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS


   You may make a written request to surrender your Policy for its Net Surrender Value as calculated at the end of the Business Day when we receive your request at our Home Office. If we receive your written request to surrender the Policy prior to 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time that Business Day. If we receive your written request to surrender the Policy at or after 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time on the following Business Day. A surrender may have tax consequences. See "FEDERAL TAX CONSIDERATIONS--Tax Treatment of Policy Benefits."


      - The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. We may require that you return the Policy.

      - If you surrender your Policy during the first 10 Policy Years (or during the first 10 years after an increase in the Specified Amount), you will incur a surrender charge. See "CHARGES AND
         DEDUCTIONS--Surrender and Withdrawal Charges."

      - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

      - We will usually pay the Net Surrender Value in a lump sum within seven days unless you request other arrangements. See "Additional Policy Information--Payment of Policy Benefits" in the SAI.

PARTIAL WITHDRAWALS

   Prior to the Maturity Date while the Insured is alive, you may request to withdraw a portion of your Net Surrender Value subject to certain conditions.

      - You must: (1) make your request in writing to us at our Home Office, and (2) request at least $500.

      - You may not withdraw an amount that would leave a Net Surrender Value of less than $5,000.

      - For each withdrawal, we deduct (from the amount withdrawn) a fee equal to the lesser of $25 or 2% of the amount withdrawn. See "CHARGES AND DEDUCTIONS--Surrender and Withdrawal Charges."

      - You can specify the Subaccount(s) and/or Declared Interest Option from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Declared Interest Option on a pro-rata basis (that is, according to the percentage of Accumulated Value contained in each Subaccount and the Declared Interest Option).


      - We will process the withdrawal at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written request for withdrawal prior to 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written request for withdrawal at or after 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day.


      - We generally will pay a withdrawal request from the Subaccounts within seven days after the Business Day when we receive the request. We reserve the right to defer any withdrawals from the Declared Interest Option for up to six months (or any shorter period required by law).

      - A partial withdrawal would lower the Accumulated Value and the death benefit.

      - Partial withdrawals may have tax consequences. See "FEDERAL TAX CONSIDERATIONS--Tax Treatment of Policy Benefits."

TRANSFERS

   You may make an unlimited number of transfers in any Policy Year from among the Subaccounts or from the Declared Interest Option. We determine the amount you have available for transfer at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

      - You may request transfers in writing to us at our Home Office (in a form we accept) or by telephone.

      - You must transfer at least $100, or, if less, the total Accumulated Value in the Subaccount or Declared Interest Option (less amounts securing Policy loans).

      - You may not transfer more than 50% of the Net Accumulated Value in the Declared Interest Option on any day unless the balance following the transfer would be less than $1,000, in which case you may transfer the full Net Accumulated Value in the Declared Interest Option.

      - We may currently deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. We may increase this charge up to $40. Transfers we effect from the Declared Interest Option, and transfers resulting from loans, dollar cost averaging, and asset rebalancing are NOT treated as transfers for purposes of the transfer charge.


      - We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

      - We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Declared Interest Option) involved. We will treat all transfer requests received during the same Valuation Period as a single request.


      - If your Policy was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.


   You may request telephone transfer privileges in your Policy application. The telephone transfer privileges allow you to give authority to any person to make telephone transfers. To make a telephone transfer, you may call 1-866-288-2172.

   Please note the following regarding telephone transfers:

      - We are not liable for any claim, loss, damage, liability, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

      - We will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

   CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to the Home Office.

   The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

DOLLAR COST AVERAGING


   You may elect to participate in a dollar cost averaging program by completing an election form and forwarding it to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Money Market Subaccount (i.e, the Subaccount investing in the Prime Reserve Portfolio) to any other Subaccount(s) or the Declared Interest Option. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high.


   We do not assure the success of this strategy, and we cannot guarantee that dollar cost averaging will result in a profit to you or will protect you against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. There is no additional charge for dollar cost averaging. You may elect to discontinue dollar cost averaging at any time by forwarding a written request to our Home Office.


   If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program. We may also modify, suspend, or discontinue the dollar cost averaging program at any time. More detailed information concerning our dollar cost averaging program is available upon request from our Home Office.


ASSET REBALANCING PROGRAM

   We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your

   Accumulated Value to your most recent premium allocation percentages. Accumulated Value allocated to each Subaccount and the Declared Interest Option will grow or decline in value at different rates. The asset rebalancing program will transfer Accumulated Value from those Subaccounts and the Declared Interest Option that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses or that you will meet your financial goals.

   You may elect to participate in the asset rebalancing program by completing an election form and forwarding it to our Home Office. There is no additional charge for participating in the program.


   You may elect to discontinue asset rebalancing at any time by forwarding a written request to our Home Office.

   We may also modify, suspend, or discontinue the asset rebalancing program at any time. More detailed information concerning our asset rebalancing program is available upon request from our Home Office.

ADDITIONAL LIMITATIONS ON TRANSFERS

   Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Portfolios of the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of the shares of the Portfolios, interfere with the efficient management of the Portfolios, and increase brokerage and administrative costs of the Portfolios. In order to try to protect Owners and the Portfolios of the Funds from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large, or short-term transfer activity among the Subaccounts of the Separate Account that may adversely affect other Owners or shareholders of the Portfolios.

   More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Owners within given periods of time, as well as the number of "round trip" transfers into and out of Subaccounts. For purposes of applying the parameters used to detect potential market timers, we will aggregate transfers made on the same Business Day under multiple contracts owned by the same Owner. We then investigate the transfer patterns for each Owner that fulfills the parameters being used to detect potential market timers in order to determine whether the transfer activity may adversely affect other Owners or Portfolio shareholders if it continues in the future. We do not include transfers made pursuant to the dollar cost averaging and automatic asset rebalancing programs in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.

   Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Policy may also limit our ability to address this issue. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver, or exception. In addition, because other insurance companies with different policies and procedures may invest in the Portfolios of the Funds, we cannot guarantee that the Portfolios will not suffer harm from frequent, large, or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

   In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or shareholders of the Portfolios, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

   To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any Portfolios of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.


LOANS

   While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

LOAN CONDITIONS

      - You must request a loan in writing (in a form that is acceptable to us). You should forward your request to us at our Home Office.

      -  The maximum LOAN you may take is the Surrender Value.

      - When you take out a loan, an amount equal to the loan will be segregated within the Declared Interest Option as security for the loan. Unless you instruct us otherwise, amounts segregated as security for the loan will be allocated from the Declared Interest Option and transferred from the Subaccounts on a proportional basis. Amounts that secure a loan may earn less interest than other amounts in the Declared Interest Option, but in no event less than the guaranteed rate of 4%. We will determine any interest credited in excess of the guaranteed rate at our sole discretion.

      - We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

      - We charge you an annual interest rate of 8.00% on your loan. Interest is due and payable on each Policy Anniversary. Unpaid interest becomes part of the outstanding loan and accrues additional interest if it is not paid when due.

      - You may repay all or part of your Indebtedness at any time. The payment must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements.

      - Upon each loan repayment, the portion of the Accumulated Value in the Declared Interest Option securing the repaid portion of the loan will no longer be segregated within the Declared Interest Option as security for the loan, and unless you instruct us otherwise, it will remain in the Declared Interest Option and/or be transferred to the Subaccounts in accordance with your current net premium allocation instructions. At that time, interest earned on such amount will be credited against interest accrued on the loan.

      - We deduct any Indebtedness from the Accumulated Value upon surrender, and from the death proceeds payable on the Insured's death.


      - If your Indebtedness equals or exceeds the Accumulated Value less any applicable surrender charge (thereby reducing the Net Surrender Value to zero), then your Policy will enter a grace period. See "POLICY LAPSE AND REINSTATEMENT."


POLICY LAPSE AND REINSTATEMENT

LAPSE

   If your Policy enters into a grace period, we will mail a notice to your last known address. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

REINSTATEMENT

   Unless you have surrendered your Policy for its Net Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

         1.  a written notice requesting reinstatement;

         2.  evidence of insurability we deem satisfactory;

         3.  payment or reinstatement of any Indebtedness;

         4. payment of enough premium to keep the Policy in force for at least 3 months; and

         5. payment of the cost of insurance for the 61-day grace period that was in effect prior to termination of the Policy.

   The effective date of reinstatement will be the first Monthly Deduction Day on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

THE COMPANY AND THE DECLARED INTEREST OPTION

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

   Southern Farm Bureau Life Insurance Company was incorporated on October 30, 1946, as a stock life insurance company in the State of Mississippi and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 13 jurisdictions: the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas, and Virginia; and the Commonwealth of Puerto Rico. Our principal offices are at 1401 Livingston Lane, Jackson, Mississippi 39213.

THE DECLARED INTEREST OPTION

   The Declared Interest Option is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. Subject to applicable law, the Company has sole discretion over investment of the Declared Interest Option's assets. The Company bears the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option will accrue interest daily at a net effective annual interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Accumulated Value in the Declared Interest Option will not share in the investment performance of our general account.

   The Company, in its sole discretion, may establish a current interest rate that will accrue daily on amounts held in the Declared Interest Option. For each amount allocated or transferred to the Declared Interest Option, we apply the current interest rate. We reserve the right to declare a new current interest rate on this amount and accrued interest thereon, in our sole discretion. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

   WE HAVE NOT REGISTERED THE DECLARED INTEREST OPTION WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE DECLARED INTEREST OPTION.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

   We established Southern Farm Bureau Life Variable Life Account as a separate investment account under Mississippi law on October 16, 2000. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

   We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following Funds:

      - T. Rowe Price Equity Series, Inc. (managed by T. Rowe Price Associates, Inc.)

      - T. Rowe Price Fixed Income Series, Inc. (managed by T. Rowe Price Associates, Inc.)

      - Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

      The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

      Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount's own investment performance and not the investment performance of our other assets. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

      The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:

         1. Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

         2. Restrict or eliminate any voting rights of owners, or other persons who have voting rights as to the Separate Account;

         3. Remove, add, or combine the Separate Account with other separate accounts and/or create new Separate Accounts;

         4. Make any changes required by the Investment Company Act of 1940 or any other law;

         5. Transfer assets supporting Policies from one Subaccount to another or from one Separate Account to another separate account;

         6. Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

         7. Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion; and

         8. Modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.

      We may substitute another Subaccount, portfolio, or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount or portfolio would no longer be possible or becomes inappropriate to the purpose of the Policy, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. We will not make any such substitution or other changes without receiving any necessary prior approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

   THE PORTFOLIOS

      Each Subaccount of the Separate Account invests exclusively in shares of one portfolio. Each portfolio is part of a Fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

      Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

      The following table summarizes each portfolio's investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You should read these prospectuses carefully.

   PORTFOLIO                         INVESTMENT OBJECTIVE/FUND DESCRIPTION
   -----------------------------------------------------------------------------
   T. Rowe Price Equity Income       - This Portfolio seeks to provide
   Portfolio                           substantial dividend income as well as
                                       long-term growth of capital through
                                       investments in the common stocks of
                                       established companies.

                                     - T. Rowe Price Associates, Inc. serves as
                                       the investment adviser to the Portfolio.

   T. Rowe Price Mid-Cap Growth      - This Portfolio seeks to provide long-term
   Portfolio                           capital appreciation by investing
                                       primarily in mid-cap stocks with the
                                       potential for above average earnings
                                       growth.

                                     - T. Rowe Price Associates, Inc. serves as
                                       the investment adviser to the Portfolio.

   T. Rowe Price Personal Strategy   - This Portfolio seeks the highest total
   Balanced Portfolio                  return over time consistent with an
                                       emphasis on both capital appreciation and
                                       income. The Portfolio consists of
                                       approximately 60% stocks, 30% bonds, and
                                       10% money market securities.

                                     - T. Rowe Price Associates, Inc. serves as
                                       the investment adviser to the Portfolio.

   T. Rowe Price Limited-Term        - This Portfolio seeks a high level of
   Bond Portfolio                      income consistent with moderate
                                       fluctuations in principal value.

                                     - T. Rowe Price Associates, Inc. serves as
                                       the investment adviser to the Portfolio.

   PORTFOLIO                         INVESTMENT OBJECTIVE/FUND DESCRIPTION
   -----------------------------------------------------------------------------
   T. Rowe Price Prime Reserve       - This Portfolio seeks preservation of
   Portfolio                           capital and liquidity and, consistent
                                       with these, the highest possible current
                                       income. This Portfolio invests in
                                       high-quality U.S. dollar-denominated
                                       money market securities. An investment in
                                       the T. Rowe Price Prime Reserve Portfolio
                                       is neither insured nor guaranteed by the
                                       Federal Deposit Insurance Corporation or
                                       any government agency. There can be no
                                       assurance that the Portfolio will be able
                                       to maintain a stable net asset value of
                                       $1.00 per share. During extended periods
                                       of low interest rates, the yield of a
                                       money market subaccount may also become
                                       extremely low and possibly negative.

                                     - T. Rowe Price Associates, Inc. serves as
                                       the investment adviser to the Portfolio.

   Fidelity VIP Growth Portfolio     - This Portfolio seeks capital appreciation
   (Initial Class)                     by investing primarily in common stocks.

                                     - Fidelity Management & Research Company
                                       serves as the investment adviser to the
                                       Portfolio. FMR Co., Inc. serves as
                                       sub-adviser.

   Fidelity VIP High Income          - This Portfolio seeks a high level of
   Portfolio (Initial Class)           current income and growth of capital by
                                       investing primarily in income-producing
                                       debt securities, preferred stocks and
                                       convertible securities, with an emphasis
                                       on lower-quality debt securities.

                                     - Fidelity Management & Research Company
                                       serves as the investment adviser to the
                                       Portfolio. FMR Co., Inc., Fidelity
                                       Management & Research (U.K.) Inc.,
                                       Fidelity Management & Research (Far East)
                                       Inc. and Fidelity Investments Japan
                                       Limited serve as sub-advisers.

   Fidelity VIP Overseas             - This Portfolio seeks long-term growth of
   Portfolio (Initial Class)           capital by investing primarily in
                                       non-U.S. securities. The Portfolio
                                       considers non-U.S. securities to include
                                       investments that are tied to a particular
                                       country or region outside the U.S.

                                     - Fidelity Management & Research Company
                                       serves as the investment adviser to the
                                       Portfolio. FMR Co., Inc., Fidelity
                                       Management & Research (U.K.) Inc.,
                                       Fidelity Management & Research (Far
                                       East) Inc., Fidelity International
                                       Investment Advisors, Fidelity International
                                       Investment Advisors (U.K.) Limited
                                       and Fidelity Investments Japan Limited
                                       serve as sub-advisers.

   Fidelity VIP Contrafund           - This Portfolio seeks long-term capital
   Portfolio (Initial Class)           appreciation by investing in securities
                                       of companies whose value the adviser
                                       believes are not fully recognized by the
                                       public. The Portfolio normally invests
                                       primarily in common stocks and securities
                                       convertible into common stock, but it has
                                       the flexibility to invest in other types
                                       of securities.

                                     - Fidelity Management & Research Company
                                       serves as the investment adviser to the
                                       Portfolio. FMR Co., Inc., Fidelity
                                       Management & Research (U.K.) Inc.,
                                       Fidelity Management & Research (Far East)
                                       Inc. and Fidelity Investments Japan
                                       Limited serve as sub-advisers.

   PORTFOLIO                         INVESTMENT OBJECTIVE/FUND DESCRIPTION
   -----------------------------------------------------------------------------
   Fidelity VIP Index 500 Portfolio  - This Portfolio seeks to provide
   (Initial Class)                     investment results that correspond to the
                                       total return of a broad range of common
                                       stocks publicly traded in the United
                                       States. To achieve this objective, the
                                       Portfolio attempts to duplicate the
                                       composition and total return of the S&P
                                       500.

                                     - Fidelity Management & Research Company
                                       serves as the investment adviser to the
                                       Portfolio. Geode Capital Management, LLC serves as sub-adviser.

   Fidelity VIP Mid Cap Portfolio    - This Portfolio seeks long-term growth of
   (Initial Class)                     capital by normally investing in common
                                       stocks. The Portfolio normally invests
                                       primarily in securities of companies with
                                       medium market capitalizations (those with
                                       market capitalizations similar to
                                       companies in the Russell Midcap Index or
                                       the S&P MidCap 400 Index).

                                     - Fidelity Management & Research Company
                                       serves as the investment advisor to the
                                       Portfolio. FMR Co., Inc. serves as
                                       sub-advisor.


      THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT RESULTS OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT RESULTS OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

      We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the portfolios. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant.

   VOTING PORTFOLIO SHARES

      Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

      Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that correspond to the amount of Accumulated Value you have in that portfolio (as of a date set by the portfolio).

      If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive from Owners. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

   SERVICES AND BENEFITS WE PROVIDE:

         -   the death benefit, cash, and loan benefits under the Policy

         -   investment options, including premium allocations

         -   administration of elective options

         -   the distribution of reports to Owners

   COSTS AND EXPENSES WE INCUR:

         - costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

         -   overhead and other expenses for providing services and benefits

         -   sales and marketing expenses

         - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

   RISK WE ASSUME:

         - that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

         - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

         -   investment risk associated with the Declared Interest Option.

PREMIUM EXPENSE CHARGE

   We deduct a premium expense charge from each premium payment to compensate us for Policy-related distribution expenses. We credit the remaining amount (the net premium) to your Accumulated Value according to your allocation instructions. For each Policy Year, we currently deduct a premium expense charge equal to 10% of the premium paid in that Policy Year up to the basic annual premium and 3% of such premium paid in that Policy Year in excess of the basic annual premium. We may change the premium expense charge, but we guarantee that it will not exceed 12% of all premiums paid.

MONTHLY DEDUCTION

   We deduct a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. We will make deductions from each Subaccount and the Declared Interest Option on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Declared Interest Option (excluding amounts securing loans) bears to the total Accumulated Value (excluding amounts securing loans) on the Monthly Deduction Day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

   The monthly deduction has three components:

         -   a cost of insurance charge;

         -   a monthly Policy expense; and

         -   charges for any riders.

   COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (issue age and duration, sex, underwriting class, Specified Amount and Accumulated Value) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day.

   We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy's Specified Amount, then a different underwriting class (and a different cost of insurance charge) may apply to the increase, based on the Insured's circumstances at the time of the increase.

   COST OF INSURANCE CHARGE IS COMPUTED AS (a) MULTIPLIED BY (b) DIVIDED BY (c), PLUS (d), WHERE:

         (a) is the monthly cost of insurance rate;

         (b) is the death benefit, divided by 1.0032737, less the Accumulated Value;


         (c) is 1,000; and


         (d) is the cost of any flat extra premium shown on the Policy schedule page for any Specified Amount, times that Specified Amount divided by 1,000.

   We base the cost of insurance rates on the Insured's Attained Age, sex, underwriting class, Specified Amount, and the duration of the Policy from issue or from Specified Amount increase. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary (C.S.O.) Smoker and Nonsmoker Mortality Tables and the Insured's age and underwriting class. For standard underwriting classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

   MONTHLY POLICY EXPENSE CHARGE. Each month we deduct a $6 monthly Policy expense charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. We may increase this charge to a maximum of $10 per month.

   CHARGES FOR RIDERS. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Supplemental Benefits and Riders."

MORTALITY AND EXPENSE RISK CHARGE

   We deduct a daily charge from each Subaccount (not the Declared Interest Option) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

         -   the assets in each Subaccount, multiplied by

         - 0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all Policy Years.

   We will not increase this charge. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.

SURRENDER AND WITHDRAWAL CHARGES

   SURRENDER CHARGES. If you fully surrender your Policy (or it lapses) during the first 10 Policy Years, we deduct surrender charges from your Accumulated Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Net Surrender Value. An additional 10-year surrender charge is associated with each Specified Amount increase. We calculate the surrender charges as a percentage of an amount equal to one basic annual premium for the period in which the surrender occurs as follows:


                                      SURRENDER CHARGE AS
                                          A PERCENTAGE
                    POLICY YEAR     OF BASIC ANNUAL PREMIUM
                    ---------------------------------------
                        1                     50%
                        2                     45%
                        3                     40%
                        4                     35%
                        5                     30%
                        6                     25%
                        7                     20%
                        8                     15%
                        9                     10%
                        10                     5%
                        11+                    0%


   WITHDRAWAL CHARGE. You may request a partial withdrawal from your Accumulated Value. For each withdrawal, we will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

TRANSFER CHARGE

         - We currently allow you to make 12 transfers each Policy Year free of charge.

         - We may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a Policy Year. We will not increase this charge above $40.

         - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Declared Interest Option) affected by the transfer.

         -   We deduct the transfer charge from the amount being transferred.

         - Transfers we effect to reallocate amounts on and prior to the Policy Allocation Date (see "PREMIUMS--Allocating Premiums"), and transfers due to dollar cost averaging, asset rebalancing, or loans, do NOT count as transfers for the purpose of assessing this charge.

PORTFOLIO EXPENSES

   The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, see the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the Summary of this prospectus.

FEDERAL TAX CONSIDERATIONS

   The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

   TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


   In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the separate account underlying assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the underlying assets of the Separate Account. We reserve the right to modify the Policy to bring it into conformity with applicable standards should such modification be necessary to prevent owners of the Policy from being treated as the owners of the underlying assets of the Separate Account.


   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes.

   We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. However, federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.

   Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. Please consult a tax advisor on these consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

   MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


   DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

         - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first.

         - Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

         - A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled (within the meaning of Section 72(m)(7) of the Code), or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

         - If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

   DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

   Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

   DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

   MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

   ACCELERATED BENEFIT RIDER. We believe that payments received under the Accelerated Benefit Rider should be fully excludable from gross income (except in certain business contexts). However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

   BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.


   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


   POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

   POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

SUPPLEMENTAL BENEFITS AND RIDERS

   The following supplemental benefits and riders currently are available under the Policy. We deduct any charges for these benefits and riders from Accumulated Value as part of the monthly deduction. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

   We currently offer the following riders under the Policy:

         -   Children's Term Rider;

         -   Waiver of Monthly Deductions Agreement; and

         -   Accelerated Benefit Rider.

SALE OF THE POLICIES


   We have entered into a distribution agreement with our affiliate, Southern Farm Bureau Fund Distributor, Inc. ("SFB Fund Distributor") for the distribution and sale of the Policies. SFB Fund Distributor sells the Policies through its registered representatives.

   We pay commissions for sale of the Policies. The maximum commission payable for Policy sales by SFB Fund Distributor registered representatives is: 10% of premiums up to the basic annual premium and 3% of premiums above that amount paid in each Policy Year for the first ten Policy Years; 8% of premiums up to the basic annual premium and 3% of premiums above that amount paid in each Policy Year after the tenth Policy Year. SFB Fund Distributor managers are also eligible for compensation and bonuses based on Policy sales. Because registered representatives of SFB Fund Distributor are also insurance agents of the Company, they may be eligible for agents insurance, pension benefits, agency expense allowances and various cash benefits, such as bonuses, and non-cash compensation programs that the Company offers. These programs include trips, conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel. In addition, SFB Fund Distributor registered representatives who meet certain Company productivity and persistency standards may be eligible for additional compensation. SFB Fund Distributor managers are also eligible for similar compensation, benefits and bonuses. See "Sale of the Policies" in the Statement of Additional Information for more information concerning compensation paid for sale of the Policies.

   Commissions and other incentives or payments described above are not charged directly to Owners or amounts in the Separate Account or Declared Interest Option. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   Ask your Southern Farm Bureau registered representative for more information about what compensation he or she receives for selling your Policy.

   Under its Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Website address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASD.


STATE VARIATIONS

   Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents.

LEGAL PROCEEDINGS

   The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate

   Account, the ability of SFB Fund Distributor to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

   Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY

ACCUMULATED VALUE: Accumulated Value is the sum of the values of the Policy in each Subaccount of the Separate Account, and the value of the Policy in the Declared Interest Option including amounts securing loans.

ATTAINED AGE: The Insured's age at issue plus the number of Policy Years since the Policy Date.

BASIC ANNUAL PREMIUM: The basic annual premium as shown on the Policy schedule page. We determine the amount of this premium based on the Insured's age, sex, underwriting class, Specified Amount and certain assumptions allowed by law.

BENEFICIARY: The person or entity the Owner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any local or regional business holidays designated in this prospectus; (2) any period when the Securities and Exchange Commission ("SEC") determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or
(3) such other periods as the SEC may permit for the protection of security holders of a Fund. Assets are valued at the close of the Business Day (3:00 p.m. Central Time).

COMPANY, WE, US, OUR, HOME OFFICE: Southern Farm Bureau Life Insurance Company, 1401 Livingston Lane, Jackson, Mississippi 39213, telephone: (866) 288-2172.

DECLARED INTEREST OPTION: An account in which the Accumulated Value accrues interest at no less than the guaranteed minimum interest rate. The Declared Interest Option is part of Our General Account.

DUE PROOF OF DEATH: Proof of the Insured's death that is satisfactory to us. Such proof may consist of:

      (a) a certified copy of the death certificate;

      (b) a certified copy of a court decree reciting a finding of death; or

      (c) any other proof we find satisfactory.

FUND: An open-end, diversified management investment company in which the Separate Account invests.

GENERAL ACCOUNT: All our assets other than those allocated to the Separate Account or any other separate account. We have complete ownership and control of the assets of the General Account.

GRACE PERIOD: The 61-day period after which a Policy will lapse, if you do not make a sufficient payment.

INDEBTEDNESS: The sum of all outstanding Policy loans and any due and unpaid loan interest.

INSURED: The person upon whose life we issue a Policy.

MATURITY DATE: The Insured's age 100.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day.

NET ACCUMULATED VALUE: The Accumulated Value minus any outstanding Indebtedness.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge and any applicable premium taxes. The Company will allocate this amount, according to the Owner's instructions, among the Declared Interest Option and the Subaccounts of the Separate Account.

NET SURRENDER VALUE: The Surrender Value minus any Indebtedness.

OWNER, YOU, YOUR: The person named in the application who owns a Policy.

POLICY ANNIVERSARY: The same date as the Policy Date in each year following the first Policy Year.

POLICY DATE: The date printed on the Policy schedule page that we use to determine Policy Years, Policy Months and Policy Anniversaries. Your Policy will be effective as of this date if You and the Insured meet our requirements. If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICY YEAR: A 12-month period that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO: A separate investment portfolio of a Fund. Each Subaccount invests exclusively in one portfolio of a Fund.

SCHEDULED PREMIUM: This is the scheduled premium amount shown on the Policy schedule page for which we will provide premium notices or accept by bank draft or electronic funds transfer.

SEPARATE ACCOUNT: Southern Farm Bureau Life Variable Life Account, a separate investment account the Company established to receive and invest net premiums paid under the Policies.

SPECIFIED AMOUNT: The minimum death benefit under a Policy so long as the Policy remains in force. The schedule page sets forth the Specified Amount as of the Policy Date.

SUBACCOUNT: A subdivision of the Separate Account, which invests exclusively in shares of a designated portfolio of a Fund.

SURRENDER CHARGES: Charges we assess at the time of any surrender during the first 10 Policy Years and during the 10 years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus any surrender charges.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS



                                                                             PAGE
                                                                             ----
Additional Policy Information                                                  1
       The Policy                                                              1
       Conditional Receipt                                                     1
       Premiums                                                                2
       Our Right to Contest the Policy                                         2
       Suicide Exclusion                                                       2
       Misstatement of Age Or Sex                                              3
       Modifying the Policy                                                    3
       Policy Termination                                                      3
       Assigning the Policy                                                    3
       Underwriting Classes                                                    4
       Dollar Cost Averaging                                                   4
       Asset Rebalancing Program                                               4
       Payment of Policy Benefits                                              5
Supplemental Benefits and Riders                                               6
Performance Data                                                               7
       Hypothetical Illustrations                                              7
       Yields and Total Returns                                                7
Additional Information                                                         9
       Sale of the Policies                                                    9
       Reports to Owners                                                      10
       Records                                                                10
       Potential Conflicts of Interest                                        10
       Legal Matters                                                          11
       Experts                                                                11
       Other Information                                                      11
Financial Statements                                                          11
Financial Statements of the Separate Account and the Company


                                     SAI-TOC

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Net Surrender Values, and Accumulated Values, and to request other information about the Policy please call or write to us at 1-866-288-2172, P.O. Box 140, Jackson, Mississippi 39205.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

         Investment Company Act of 1940 Registration File No. 811-10477

APPENDIX A

TABLE OF DEATH BENEFIT FACTORS

                          TOBACCO--STANDARD & PREFERRED

    ATTAINED AGE           MALE           FEMALE
-----------------------------------------------------
         0                 10.52           13.14
         1                 10.37           12.92
         2                 10.06           12.54
         3                  9.76           12.17
         4                  9.46           11.80
         5                  9.16           11.44
         6                  8.87           11.08
         7                  8.59           10.73
         8                  8.30           10.39
         9                  8.03           10.05
        10                  7.76            9.72
        11                  7.49            9.40
        12                  7.24            9.09
        13                  7.00            8.79
        14                  6.77            8.50
        15                  6.56            8.22
        16                  6.37            7.96
        17                  6.18            7.71
        18                  6.01            7.46
        19                  5.84            7.22
        20                  5.67            6.99
        21                  5.51            6.77
        22                  5.35            6.55
        23                  5.20            6.34
        24                  5.04            6.14
        25                  4.89            5.94
        26                  4.74            5.75
        27                  4.59            5.56
        28                  4.45            5.38
        29                  4.30            5.20
        30                  4.17            5.03
        31                  4.03            4.87
        32                  3.90            4.71
        33                  3.78            4.56
        34                  3.65            4.41
        35                  3.54            4.27
        36                  3.42            4.13

               NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED

    ATTAINED AGE           MALE           FEMALE
-----------------------------------------------------
         0                 12.63           14.69
         1                 12.51           14.48
         2                 12.17           14.08
         3                 11.83           13.68
         4                 11.49           13.28
         5                 11.15           12.88
         6                 10.81           12.49
         7                 10.48           12.11
         8                 10.15           11.73
         9                  9.82           11.36
        10                  9.50           11.00
        11                  9.20           10.65
        12                  8.90           10.31
        13                  8.62            9.98
        14                  8.35            9.66
        15                  8.10            9.35
        16                  7.86            9.05
        17                  7.63            8.76
        18                  7.41            8.49
        19                  7.20            8.22
        20                  6.99            7.96
        21                  6.79            7.70
        22                  6.59            7.45
        23                  6.39            7.21
        24                  6.20            6.98
        25                  6.00            6.75
        26                  5.82            6.53
        27                  5.63            6.32
        28                  5.45            6.11
        29                  5.27            5.91
        30                  5.10            5.72
        31                  4.93            5.53
        32                  4.77            5.35
        33                  4.61            5.17
        34                  4.46            5.00
        35                  4.31            4.83
        36                  4.17            4.67

                          TOBACCO--STANDARD & PREFERRED

    ATTAINED AGE           MALE           FEMALE
-----------------------------------------------------
        37                  3.31            3.99
        38                  3.21            3.87
        39                  3.11            3.75
        40                  3.01            3.63
        41                  2.92            3.52
        42                  2.83            3.41
        43                  2.74            3.31
        44                  2.66            3.21
        45                  2.58            3.12
        46                  2.51            3.02
        47                  2.44            2.94
        48                  2.37            2.85
        49                  2.30            2.77
        50                  2.24            2.69
        51                  2.18            2.62
        52                  2.12            2.55
        53                  2.07            2.48
        54                  2.01            2.41
        55                  1.96            2.35
        56                  1.91            2.28
        57                  1.87            2.22
        58                  1.82            2.17
        59                  1.78            2.11
        60                  1.74            2.05
        61                  1.70            2.00
        62                  1.67            1.95
        63                  1.63            1.90
        64                  1.60            1.85
        65                  1.57            1.81
        66                  1.54            1.76
        67                  1.51            1.72
        68                  1.48            1.68
        69                  1.46            1.64
        70                  1.43            1.61
        71                  1.41            1.57
        72                  1.39            1.53
        73                  1.36            1.50
        74                  1.34            1.47
        75                  1.33            1.44
        76                  1.31            1.41
        77                  1.29            1.39
        78                  1.28            1.36
        79                  1.26            1.34

               NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED

    ATTAINED AGE           MALE           FEMALE
-----------------------------------------------------
        37                  4.03            4.52
        38                  3.89            4.37
        39                  3.77            4.23
        40                  3.64            4.09
        41                  3.52            3.96
        42                  3.41            3.83
        43                  3.30            3.71
        44                  3.19            3.59
        45                  3.09            3.48
        46                  2.99            3.37
        47                  2.90            3.26
        48                  2.81            3.16
        49                  2.72            3.06
        50                  2.63            2.97
        51                  2.55            2.88
        52                  2.48            2.79
        53                  2.40            2.71
        54                  2.33            2.63
        55                  2.26            2.55
        56                  2.20            2.47
        57                  2.13            2.40
        58                  2.07            2.33
        59                  2.01            2.26
        60                  1.96            2.20
        61                  1.91            2.14
        62                  1.86            2.07
        63                  1.81            2.02
        64                  1.76            1.96
        65                  1.72            1.91
        66                  1.68            1.86
        67                  1.64            1.81
        68                  1.60            1.76
        69                  1.57            1.71
        70                  1.53            1.67
        71                  1.50            1.63
        72                  1.47            1.59
        73                  1.44            1.55
        74                  1.41            1.52
        75                  1.39            1.48
        76                  1.37            1.45
        77                  1.34            1.42
        78                  1.32            1.39
        79                  1.30            1.36

                          TOBACCO--STANDARD & PREFERRED

    ATTAINED AGE           MALE           FEMALE
-----------------------------------------------------
        80                  1.25            1.32
        81                  1.24            1.30
        82                  1.22            1.28
        83                  1.21            1.26
        84                  1.20            1.24
        85                  1.19            1.23
        86                  1.18            1.21
        87                  1.17            1.20
        88                  1.16            1.18
        89                  1.16            1.17
        90                  1.15            1.16
        91                  1.14            1.15
        92                  1.13            1.14
        93                  1.12            1.12
        94                  1.11            1.11
        95                  1.10            1.10
        96                  1.08            1.08
        97                  1.07            1.07
        98                  1.06            1.06
        99                  1.05            1.05

               NON-TOBACCO--STANDARD, PREFERRED & SUPER PREFERRED

    ATTAINED AGE           MALE           FEMALE
-----------------------------------------------------
        80                  1.28            1.34
        81                  1.27            1.32
        82                  1.25            1.29
        83                  1.23            1.27
        84                  1.22            1.25
        85                  1.21            1.23
        86                  1.19            1.22
        87                  1.18            1.20
        88                  1.17            1.19
        89                  1.16            1.17
        90                  1.15            1.16
        91                  1.14            1.15
        92                  1.13            1.14
        93                  1.12            1.12
        94                  1.11            1.11
        95                  1.10            1.10
        96                  1.08            1.08
        97                  1.07            1.07
        98                  1.06            1.06
        99                  1.05            1.05

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
                                  (REGISTRANT)

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                  P.O. BOX 140
                           JACKSON, MISSISSIPPI 39205
                                 1-866-288-2172

                       STATEMENT OF ADDITIONAL INFORMATION
                ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information ("SAI") contains additional information regarding the adjustable premium variable life insurance policy (the "Policy") offered by Southern Farm Bureau Life Insurance Company ("the Company"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2004 (the "Prospectus") and the prospectuses for T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Fidelity Variable Insurance Products Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2004.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

Additional Policy Information................................................  1
      The Policy.............................................................  1
      Conditional Receipt....................................................  1
      Premiums...............................................................  2
      Our Right to Contest the Policy........................................  2
      Suicide Exclusion......................................................  2
      Misstatement of Age Or Sex.............................................  3
      Modifying the Policy...................................................  3
      Policy Termination.....................................................  3
      Assigning the Policy...................................................  3
      Underwriting Classes...................................................  4
      Dollar Cost Averaging..................................................  4
      Asset Rebalancing Program..............................................  4
      Payment of Policy Benefits.............................................  5
Supplemental Benefits and Riders.............................................  6
Performance Data.............................................................  7
      Hypothetical Illustrations.............................................  7
      Yields and Total Returns...............................................  7
Additional Information.......................................................  9
      Sale of the Policies...................................................  9
      Reports to Owners...................................................... 10
      Records................................................................ 10
      Potential Conflicts of Interest........................................ 10
      Legal Matters.......................................................... 11
      Experts................................................................ 11
      Other Information...................................................... 11
Financial Statements......................................................... 11
Financial Statements of the Separate Account and the Company

ADDITIONAL POLICY INFORMATION

                                   THE POLICY

The Policy, any endorsements, additional benefits or riders to the Policy, the application attached to the Policy, and any amendments, supplemental applications or other attached papers are the entire contract. We rely on statements made in the application and any supplemental application for the Policy. These statements in the absence of fraud are deemed representations and not warranties. No statement will void the Policy or be used in defense of a claim unless it is contained in the application or any supplemental application, and such application or supplemental application is attached to the Policy.

                               CONDITIONAL RECEIPT

Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. An earlier effective date will apply only as specified in the conditional receipt that accompanies your application, the terms of which provide as follows:

     1. No insurance will become effective prior to delivery of the Policy unless and until each and every one of the following conditions have been fulfilled exactly:

          (a) If the proposed Insured is a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

          (b) If the proposed Insured is not a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred or super preferred non-tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

          (c) All medical examinations, tests, x-rays, and electrocardiograms we require must be completed and received at the Home Office within 60 days from the date the application is completed;

          (d) On the Effective Date, as defined below, the Company at our Home Office must be satisfied that each proposed Insured in the application is a risk insurable by the Company at no greater than standard tobacco or standard non-tobacco premium rate under our rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders, or supplemental agreements; and

          (e) On the Effective Date the state of health and all factors, including tobacco usage, affecting the insurability of each proposed Insured must be as stated in the application.

     2. Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the Policy applied for and in use on the Effective Date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the Effective Date. "Effective Date," as used herein, is the latest of: (a) the date of completion of the application questions, or (b) the date of completion of all medical examinations, tests, x-rays, and electrocardiograms required by the Company, or (c) the date of issue, if any, requested in the application.

     3. The total amount of insurance that may become effective on any proposed Insured shall not exceed $250,000 of life insurance.

                                      SAI-1

     4. If one or more of the conditions of paragraph 1 have not been fulfilled exactly, the Company shall have no liability except to return the applicable payment in exchange for the conditional receipt.

                                    PREMIUMS

When you apply for the Policy, you can select a premium payment mode (schedule) to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the payment mode. However, you may increase your risk of lapse if you do not regularly pay premiums. Before the Policy takes effect, you must pay an initial premium at least equal to the full first premium for the payment mode you selected. The full first premium for annual payment modes is the basic annual premium. The first full premium for monthly payment modes is the basic annual premium divided by 12; and the first full premium for semi-annual payment modes is the basic annual premium divided by 2.

After you pay the initial premium, you can pay subsequent premiums at any time before the maturity date, and in any amount of at least $15. We may refuse to accept any premiums in excess of the basic annual premium in any Policy Year if the excess premium results in an increased death benefit. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. For monthly premium payments, you must participate in our automatic payment plan.

PAYING YOUR SCHEDULED PREMIUM WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make your scheduled premium payments, your Policy will lapse (terminate without value) if the Net Accumulated Value (during the first three Policy Years) or the Net Surrender Value (after the first three Policy Years) is not enough to pay the monthly deduction due, and a 61-day grace period expires without a sufficient payment. You may reinstate a lapsed Policy if you meet certain requirements.

                         OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

We cannot contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years after:

          (a)  the Policy Date;

          (b) the effective date of any increase in the Specified Amount (and then only for the increased amount); or

          (c)  the effective date of any reinstatement.

                                SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Policy Date or within two years after the effective date of a reinstatement of a Policy, the Policy will terminate and our liability is limited to the Net Accumulated Value.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, then the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here.

                                      SAI-2

                           MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex was stated incorrectly in the application, we will adjust the death proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.

                              MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

               - to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

               - to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

               -    to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

                               POLICY TERMINATION

Your Policy will terminate on the earliest of:

               -    the Maturity Date;

               -    the end of the grace period without a sufficient payment;

               -    the date the Insured dies;

               -    the date you surrender the Policy; or

               -    the date you request that the Policy be canceled.

                              ASSIGNING THE POLICY

               - You may assign Policy rights while the Insured is alive by submitting a written request to our Home Office.

               - The Owner retains any ownership rights that are not assigned.

               - The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

               -    We are not:

                       - bound by any assignment unless we receive a written notice;

                       -    responsible for the validity of any assignment; or

                                      SAI-3

                       - liable for any payment we make before we received written notice of the assignment and recorded it at the Home Office.

               - Assigning the Policy may have tax consequences. See "Federal Tax Considerations--Tax Treatment of Policy Benefits" in the Prospectus.

                              UNDERWRITING CLASSES

We currently place Insureds into the following underwriting classes - male or female underwriting class, and a non-tobacco or tobacco (preferred and standard) underwriting class. We may also place non-tobacco users who satisfy more stringent underwriting requirements in a super-preferred underwriting class. We will place an Insured under age 18 on the date we issue the Policy, in a standard non-tobacco or standard tobacco class depending on whether or not they use tobacco.

               - In an otherwise identical Policy, an Insured in the non-tobacco class will have a lower cost of insurance than an Insured in a tobacco class.

                              DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program whereby you periodically transfer a specified amount among the Subaccounts or the Declared Interest Option. To participate in dollar cost averaging, you must place at least $1,000 in the Prime Reserve Subaccount (I.E. the "source account"). Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated "target accounts." You may have multiple target accounts.

There is no charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer charge. The following rules apply to the dollar cost averaging program:

               -    The minimum amount of each transfer is $100.

               - The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

               - You select the date to begin this program and it will occur on the same date each month, or on the next Business Day.

               - We will terminate this option upon your request, or if the money in the source account is inadequate, or if you elect to participate in the asset rebalancing program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

                            ASSET REBALANCING PROGRAM

We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages. The following rules apply to the asset rebalancing program:

               - The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option.

               - Rebalancing will occur on the fifth Business Day of the month following your Policy Anniversary.

                                      SAI-4

               - You cannot use asset rebalancing in combination with dollar cost averaging.

               - There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year.

We may modify, suspend, or discontinue the asset rebalancing program at any time.

                           PAYMENT OF POLICY BENEFITS

If the Insured is alive on the Maturity Date, we will pay you the Accumulated Value less any Indebtedness and unpaid monthly deductions. We will generally make payment within seven days of the Maturity Date. Insurance coverage under the Policy will then end.

We usually pay the amounts of any surrender, withdrawal, death benefit, or payment options within seven days after we receive all applicable written notices and/or due proofs of death, and any other information we deem necessary. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

     - the SEC permits, by an order or less formal interpretation (E.G., no-action letter), the postponement of any payment for the protection of Owners; or

     - the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Declared Interest Option (other than death proceeds) for up to six months.

If you have submitted a recent check or draft, then we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option derived from such check or draft until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfer, surrender, withdrawal, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide additional information about your account to government regulators.

PAYMENT OPTIONS. You may choose to have the proceeds of this Policy paid under a payment option described below, or in any other manner we agree to. None of these payment options vary with the investment performance of a Subaccount because they are all forms of fixed-benefit annuities. After the Insured's death, the beneficiary may choose an option if you had not done so before the Insured's death. If no payment option is chosen, we will pay the proceeds in one sum. We may also pay the proceeds in one sum if: (1) the proceeds are less than $2,000; (2) periodic payments are less than $20; or (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

                                      SAI-5

We currently offer the following payment option choices:

Interest Income                 The proceeds are left with us and we will pay
                                interest on the proceeds every 1, 3, 6, or 12
                                months as the payee chooses. We determine the
                                rate of interest. The payee may withdraw all or
                                part of the proceeds at any time.

Income for a Fixed Term         We will pay the proceeds in equal installments
                                for a fixed term of years.

Life Income with Term Certain   We will pay the proceeds in equal installments
                                for as long as the payee lives, but for not less
                                than a term certain. You or the payee may choose
                                one of the terms certain shown in the payment
                                option tables in your Policy.

Income for Fixed Amount         We will pay the proceeds in equal installments
                                of a specified amount. We will continue such
                                payments until we have paid out all proceeds
                                plus interest.

Joint and Two-Thirds to         We will pay the proceeds in equal monthly
Survivor Monthly Life Income    installments for as long as two joint payees
                                live. When one payee dies, we will pay
                                installments of two-thirds of the first
                                installment to the surviving payee. Payments
                                will end when the surviving payee dies.

SUPPLEMENTAL BENEFITS AND RIDERS

The following supplemental benefits and riders currently are available under the Policy. We deduct any charges for these benefits and riders from Accumulated Value as part of the monthly deduction. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

CHILDREN'S TERM RIDER -- Provides term insurance on each of the Insured's covered children who has not reached age 19 by the effective date of the rider. Coverage is provided until the earlier of the child attaining age 25 or the Insured attaining age 65. The rider proceeds are the Children's Term Rider Specified Amount in force on the date of the child's death (shown on Policy schedule page), less any cost of insurance due and unpaid at the child's death. We pay the rider proceeds in a lump sum (or other arrangement we agree to) to the Owner, or if the Owner is not surviving, to the child's estate. Your Policy schedule page will show the cost of insurance for this rider and we will include such cost of insurance in the monthly deduction.

WAIVER OF MONTHLY DEDUCTIONS AGREEMENT -- We will waive the monthly deduction once we receive due proof of the Insured's total disability. A total disability must: result from bodily injury or disease; begin while the agreement is in force; exist continuously for at least six consecutive months; and prevent the Insured from engaging in any occupation for which he or she is reasonably qualified by education, training, or experience. Your Policy schedule page will show the cost of insurance rate for this agreement and we will include such cost of insurance in the monthly deduction.

ACCELERATED BENEFIT RIDER -- Allows the Owner to acquire a portion of the death benefit in the event of the Insured's terminal illness. A "terminal illness" is a non-correctable medical condition that is expected to result in the Insured's death within 12 months. The accelerated death benefit is payable in a lump sum or over a 12-month period. There is an administrative fee for the accelerated payout. An Accelerated Benefit Rider may have tax consequences. See "Federal Tax Considerations" in the Prospectus.

                                      SAI-6

PERFORMANCE DATA

                           HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Accumulated Value, and Net Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Accumulated Value, and Net Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

                            YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts and the underlying Portfolios. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding portfolio. A portfolio's performance reflects the portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      SAI-7

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Accumulated Values, and Net Surrender Value under your Policy.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Prime Reserve Subaccount (the "Money Market Subaccount") refers to the annualized investment income generated by an investment in the Prime Reserve Portfolio over a specified seven-day period adjusted for the mortality and expense risk charge under the Policy. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Prime Reserve Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account having a balance of one share in the Prime Reserve Portfolio at the beginning of the period, dividing the net change in share value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) the mortality and expense risk charge imposed under the Policy.

Effective yield determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types of quality of portfolio securities held by the underlying portfolio, and the underlying portfolio's operating expenses. During extended periods of low interest rates, the yields may also become extremely low, and after adjustment for the mortality and expense risk charge, possibly negative. Yields may also be presented for periods other than a seven-day period and for the Prime Reserve Portfolio without adjustment for the mortality and expense risk charge.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time measured from the date the Subaccount commenced operations. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

AVERAGE ANNUAL TOTAL RETURNS REFLECT TOTAL UNDERLYING PORTFOLIO EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE ("COMMON CHARGES"). However, charges such as surrender charges, and cost of insurance charges, which are based on certain factors, such as sex, Issue Age, Specified Amount, and underwriting classification of the Insured, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are the

                                      SAI-8
premium expense charge, the monthly Policy expense charge, or any charges assessed on partial withdrawal, or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and Fidelity Variable Insurance Products Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. None of the Funds are affiliated with us. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.


ADDITIONAL INFORMATION

                              SALE OF THE POLICIES

Southern Farm Bureau Fund Distributor, Inc. ("SFB Fund Distributor") is responsible for distributing the Policies pursuant to a distribution agreement with us. SFB Fund Distributor serves as principal underwriter for the Policies. SFB Fund Distributor, a Mississippi corporation organized in 1981 and a wholly owned subsidiary of the Company is located at 1401 Livingston Lane, Jackson, Mississippi 39213. SFB Fund Distributor is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. SFB Fund Distributor is not a member of the Securities Investor Protection Corporation.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the Owners or amounts in the Separate Account or Declared Interest Option.

SFB Fund Distributor offers the Policies through its registered representatives. Registered representatives must also be licensed as insurance agents and appointed by the Company.

SFB Fund Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:


Fiscal Year   Aggregate Amount of Commissions Paid   Aggregate Amount of Commissions Retained by SFB
              to SFB Fund Distributor                Fund Distributor
----------------------------------------------------------------------------------------------------
2002                       $   2,512.00                           $    304.00
2003                       $  27,578.00                           $  9,509.00


It is the policy of the Company to pay commissions directly to registered representatives, except in instances in which a registered representative is not eligible under applicable rules and regulations to receive a commission, in

                                      SAI-9
which case such commission is paid to and retained by SFB Fund Distributor. SFB Fund Distributor does not receive any commission override as distributor for the Policies. However, under the distribution agreement with SFB Fund Distributor, we pay the following sales expenses: supervisor and registered representative manager compensation; advertising expenses; and all other expenses of distributing the Policies. We also pay for SFB Fund Distributor's operating and other expenses.

Sales charges deducted from premium payments, as well as proceeds from the surrender charge on the Policies are retained by us and used to defray expenses we incur.

                                REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

               -    the current Accumulated Value;

               -    the current Net Surrender Value;

               -    the current death benefit;

               -    the current amount of Indebtedness;

               - any activity since the last report (E.G., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions); and

               -    any other information required by law.

                                     RECORDS

We will maintain all records relating to the Separate Account and the Declared Interest Option at our Home Office.

                         POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Funds may sell portfolio shares to other separate accounts established by other insurance companies (which may or may not be affiliated with the Company), and to separate accounts to serve as the underlying investment for variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, a material conflict may arise between the interests of Owners of the Policies, and of owners of other policies whose values are allocated to other separate accounts investing in any of the portfolios. It also may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the Funds currently foresee any such disadvantages, each Fund's Board of Directors will monitor events in order to identify any material conflicts and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund's Board of Directors were to conclude that separate portfolios should be established, we will bear the attendant expenses, but you would no longer have the economies of scale resulting from a larger combined portfolio.

                                     SAI-10

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Joseph A. Purvis, Senior Vice President and General Counsel and Secretary of Southern Farm Bureau Life Insurance Company, has provided advice on certain matters relating to the laws of Mississippi regarding the Policy and our issuance of the Policy.

                                     EXPERTS

The Separate Account's statements of assets and liabilities as of December 31, 2003, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by KPMG LLP, Suite 1100, One Jackson Place, 188 East Capitol Street, Jackson, MS 39201, independent certified public accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The statutory statements of admitted assets, liabilities and stockholders' equity of the Company as of December 31, 2003 and 2002, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2003, and related financial statement schedules appearing herein, have been audited by KPMG LLP, independent certified public accountants, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audit report of KPMG LLP refers to the preparation of the financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which practices differ from accounting principles generally accepted in the United States of America. Also, the audit report of KPMG LLP refers to a change in the method of accounting for the Company's investments in joint ventures, partnerships, and limited liability companies as of January 1, 2002. Also, the audit report of KPMG LLP refers to a change in the basis of accounting, as a consequence of adopting the National Association of Insurance Commissioners' statutory accounting practices, as of January 1, 2001.

Actuarial matters included in the Prospectus and SAI have been examined by Kenneth P. Johnston, FSA, Vice President - Product Development of the Company, as stated in his opinion filed as an exhibit to the registration statement.

                                OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the Prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

FINANCIAL STATEMENTS

The Company's statutory basis financial statements, which are included in this SAI, should be considered only as bearing on the Company's ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     SAI-11

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Participants
Southern Farm Bureau Life Insurance Company


We have audited the accompanying statements of assets and liabilities of Southern Farm Bureau Life Variable Life Account (comprised of the Contrafund, Growth, High Income, Index 500, Overseas, Equity Income, Mid-Cap Growth, Personal Strategy Balanced, Limited-Term Bond, and Prime Reserve Subaccounts) as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for the year ended December 31, 2003 and for the period from August 1, 2002 (date operations commenced) through December 31, 2002. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccounts of Southern Farm Bureau Life Variable Life Account as of December 31, 2003, and the results of their operations for the year then ended and the changes in their net assets for the year ended December 31, 2003 and for the period from August 1, 2002 (date operations commenced) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP

Jackson, Mississippi
April 26, 2004

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                      Statements of Assets and Liabilities

                                December 31, 2003

                                                                                      HIGH
                                                       CONTRAFUND      GROWTH        INCOME      INDEX 500       OVERSEAS
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                      ------------  ------------  ------------  ------------  ------------
Assets
Investments in shares of mutual funds, at fair value  $      9,959        16,377         4,241        31,860         8,212
Liabilities                                                     --            --            --            --            --
                                                      ------------  ------------  ------------  ------------  ------------
                 Net assets                           $      9,959        16,377         4,241        31,860         8,212
                                                      ============  ============  ============  ============  ============
Accumulation units                                    $      9,959        16,377         4,241        31,860         8,212
                                                      ------------  ------------  ------------  ------------  ------------
                 Total net assets                     $      9,959        16,377         4,241        31,860         8,212
                                                      ============  ============  ============  ============  ============
Investments in shares of mutual funds, at cost        $      8,715        14,504         3,921        26,895         6,519
Shares of mutual funds owned                                430.60        527.61        610.24        252.60        526.80
Accumulation units outstanding                              790.77      1,226.71        313.68      2,329.71        544.52
Accumulation unit value                               $      12.59         13.35         13.52         13.68         15.08

                                                                                    PERSONAL
                                                         EQUITY        MID-CAP      STRATEGY      LIMITED-       PRIME
                                                         INCOME        GROWTH       BALANCED     TERM BOND      RESERVE
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                      ------------  ------------  ------------  ------------  ------------
Assets
Investments in shares of mutual funds, at fair value        30,785        31,571        16,456         3,731        33,631
Liabilities                                                     --            --            --            --            --
                                                      ------------  ------------  ------------  ------------  ------------
                 Net assets                                 30,785        31,571        16,456         3,731        33,631
                                                      ============  ============  ============  ============  ============
Accumulation units                                          30,785        31,571        16,456         3,731        33,631
                                                      ------------  ------------  ------------  ------------  ------------
                 Total net assets                           30,785        31,571        16,456         3,731        33,631
                                                      ============  ============  ============  ============  ============
Investments in shares of mutual funds, at cost              27,038        27,201        14,820         3,751        33,631
Shares of mutual funds owned                              1,524.81      1,586.50      1,020.26        733.18     33,631.95
Accumulation units outstanding                            2,277.83      2,107.56      1,284.93        357.29      3,372.59
Accumulation unit value                                      13.52         14.98         12.81         10.44          9.97

See accompanying notes to financial statements.

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                            Statements of Operations

                          Year ended December 31, 2003

                                                                               HIGH
                                                  CONTRAFUND     GROWTH       INCOME     INDEX 500     OVERSEAS
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  ----------   ----------   ----------   ----------   ----------
Income:
  Dividends                                       $        9            6           31           60           18
Expenses:
  Mortality and expense risk                             (46)         (70)         (17)        (175)         (42)
                                                  ----------   ----------   ----------   ----------   ----------
           Net investment income (loss)                  (37)         (64)          14         (115)         (24)
Realized gains on investments:
  Realized gains on sale of fund shares                  125          222           17          183          202
  Realized gain distributions                             --           --           --           --           --
                                                  ----------   ----------   ----------   ----------   ----------
           Total realized gains on
            investments                                  125          222           17          183          202
Change in unrealized appreciation (depreciation)
  of investments                                       1,242        1,872          311        4,972        1,698
                                                  ----------   ----------   ----------   ----------   ----------
           Net increase in net assets
            from operations                       $    1,330        2,030          342        5,040        1,876
                                                  ==========   ==========   ==========   ==========   ==========

                                                                             PERSONAL
                                                    EQUITY      MID-CAP      STRATEGY     LIMITED-      PRIME
                                                    INCOME      GROWTH       BALANCED    TERM BOND     RESERVE
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  ----------   ----------   ----------   ----------   ----------
Income:
  Dividends                                              295           --          207           87           82
Expenses:
  Mortality and expense risk                            (138)        (138)         (73)         (19)         (68)
                                                  ----------   ----------   ----------   ----------   ----------
           Net investment income (loss)                  157         (138)         134           68           14
Realized gains on investments:
  Realized gains on sale of fund shares                  138          262           93            5           --
  Realized gain distributions                             --           --           --           --           --
                                                  ----------   ----------   ----------   ----------   ----------
           Total realized gains on
            investments                                  138          262           93            5           --
Change in unrealized appreciation (depreciation)
  of investments                                       3,725        4,351        1,622          (21)          --
                                                  ----------   ----------   ----------   ----------   ----------
           Net increase in net assets
            from operations                            4,020        4,475        1,849           52           14
                                                  ==========   ==========   ==========   ==========   ==========

See accompanying notes to financial statements.

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                       Statements of Changes in Net Assets

         Year ended December 31, 2003 and for the period August 1, 2002
              (date operations commenced) through December 31, 2002

                                                                                                                  HIGH
                                                          CONTRAFUND                  GROWTH                     INCOME
                                                          SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT
                                                    -----------------------   -----------------------   -----------------------
                                                       2003         2002         2003        2002         2003          2002
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $      (37)          (1)         (64)          (1)          14           --
  Total realized gains on investments                      125           --          222            6           17           --
  Change in unrealized appreciation (depreciation)
    of investments                                       1,242            1        1,872           --          311            8
                                                    ----------   ----------   ----------   ----------   ----------   ----------
            Net increase (decrease) in net
              assets from operations                     1,330           --        2,030            5          342            8
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Contract transactions:
  Transfers of net premiums                              5,562          224        9,047          126        1,696           14
  Transfers of surrenders and death benefits                --           --           --           --           (1)          --
  Transfers of administrative charges                   (2,061)         (66)      (3,254)         (62)        (529)         (17)
  Transfers between subaccounts, including
    fixed interest subaccounts                           4,561          409        8,277          208        2,501          227
                                                    ----------   ----------   ----------   ----------   ----------   ----------
            Net increase in net assets from
              contract transactions                      8,062          567       14,070          272        3,667          224
                                                    ----------   ----------   ----------   ----------   ----------   ----------
            Total increase in net assets                 9,392          567       16,100          277        4,009          232
Net assets at beginning of year                            567           --          277           --          232           --
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Net assets at end of year                           $    9,959          567       16,377          277        4,241          232
                                                    ==========   ==========   ==========   ==========   ==========   ==========

                                                          INDEX 500                  OVERSEAS
                                                          SUBACCOUNT                SUBACCOUNT
                                                    -----------------------   -----------------------
                                                       2003         2002         2003         2002
                                                    ----------   ----------   ----------   ----------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            (115)          (2)         (24)          (1)
  Total realized gains on investments                      183            5          202            4
  Change in unrealized appreciation (depreciation)
    of investments                                       4,972           (7)       1,698           (5)
                                                    ----------   ----------   ----------   ----------
            Net increase (decrease) in net
              assets from operations                     5,040           (4)       1,876           (2)
                                                    ----------   ----------   ----------   ----------
Contract transactions:
  Transfers of net premiums                             16,304          849        5,985          356
  Transfers of surrenders and death benefits              (232)          --           --           --
  Transfers of administrative charges                   (5,019)        (252)      (2,031)        (128)
  Transfers between subaccounts, including
    fixed interest subaccounts                          14,003        1,171        1,517          639
                                                    ----------   ----------   ----------   ----------
            Net increase in net assets from
              contract transactions                     25,056        1,768        5,471          867
                                                    ----------   ----------   ----------   ----------
            Total increase in net assets                30,096        1,764        7,347          865
Net assets at beginning of year                          1,764           --          865           --
                                                    ----------   ----------   ----------   ----------
Net assets at end of year                               31,860        1,764        8,212          865
                                                    ==========   ==========   ==========   ==========

                                                           (Continued)

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                       Statements of Changes in Net Assets

         Year ended December 31, 2003 and for the period August 1, 2002
             (date operations commenced) through December 31, 2002

                                                                                                    PERSONAL
                                                          EQUITY               MID-CAP               STRATEGY
                                                          INCOME                GROWTH               BALANCED
                                                        SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                    -------------------   -------------------   --------------------
                                                      2003       2002       2003       2002       2003       2002
                                                    --------   --------   --------   --------   --------   --------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                      $    157          8       (138)        (2)       134          4
  Total realized gains on investments                    138          3        262          3         93          1
  Change in unrealized appreciation (depreciation)
    of investments                                     3,725         21      4,351         18      1,622         13
                                                    --------   --------   --------   --------   --------   --------
            Net increase (decrease) in net
              assets from operations                   4,020         32      4,475         19      1,849         18
                                                    --------   --------   --------   --------   --------   --------
Contract transactions:
  Transfers of net premiums                           18,958        887     20,127        808     10,637        534
  Transfers of surrenders and death benefits            (289)        --       (119)        --       (288)        --
  Transfers of administrative charges                 (5,790)      (227)    (6,411)      (250)    (2,903)      (126)
  Transfers between subaccounts, including
    fixed interest subaccounts                        11,806      1,388     11,766      1,156      6,068        667
                                                    --------   --------   --------   --------   --------   --------
            Net increase in net assets from
              contract transactions                   24,685      2,048     25,363      1,714     13,514      1,075
                                                    --------   --------   --------   --------   --------   --------
            Total increase in net assets              28,705      2,080     29,838      1,733     15,363      1,093
Net assets at beginning of year                        2,080         --      1,733         --      1,093         --
                                                    --------   --------   --------   --------   --------   --------
Net assets at end of year                           $ 30,785      2,080     31,571      1,733     16,456      1,093
                                                    ========   ========   ========   ========   ========   ========

                                                           LIMITED-              PRIME
                                                          TERM BOND             RESERVE
                                                         SUBACCOUNT           SUBACCOUNT
                                                    -------------------   -------------------
                                                      2003       2002      2003        2002
                                                    --------   --------   --------   --------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                            68          2         14         --
  Total realized gains on investments                      5         --         --         --
  Change in unrealized appreciation (depreciation)
    of investments                                       (21)         1         --         --
                                                    --------   --------   --------   --------
            Net increase (decrease) in net
              assets from operations                      52          3         14         --
                                                    --------   --------   --------   --------
Contract transactions:
  Transfers of net premiums                            3,569         54    102,088     12,378
  Transfers of surrenders and death benefits            (115)        --       (115)        --
  Transfers of administrative charges                   (991)       (26)    (7,359)    (2,438)
  Transfers between subaccounts, including
    fixed interest subaccounts                           852        333    (64,649)    (6,288)
                                                    --------   --------   --------   --------
            Net increase in net assets from
              contract transactions                    3,315        361     29,965      3,652
                                                    --------   --------   --------   --------
            Total increase in net assets               3,367        364     29,979      3,652
Net assets at beginning of year                          364         --      3,652         --
                                                    --------   --------   --------   --------
Net assets at end of year                              3,731        364     33,631      3,652
                                                    ========   ========   ========   ========

See accompanying notes to financial statements.

                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

                        Notes to Financial Statements

                          DECEMBER 31, 2003 and 2002

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     (a)  ORGANIZATION

          Southern Farm Bureau Life Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable life insurance policies issued by the Company. The Account commenced operations on August 1, 2002.

          At the direction of eligible policy owners, the Account invests in ten investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

SUBACCOUNT                                                      INVESTS EXCLUSIVELY IN SHARES OF
--------------------                                  -----------------------------------------------------
                                                      Fidelity Variable Insurance Products Funds:
Contrafund                                               Contrafund Portfolio
Growth                                                   Growth Portfolio
High Income                                              High Income Portfolio
Index 500                                                Index 500 Portfolio
Overseas                                                 Overseas Portfolio

                                                      T. Rowe Price Equity Series Inc.:
Equity Income                                            Equity Income Portfolio
Mid-Cap Growth                                           Mid-Cap Growth Portfolio
Personal Strategy Balanced                               Personal Strategy Balanced Portfolio

                                                      T. Rowe Price Fixed Income Series Inc.:
Limited-Term Bond                                        Limited-Term Bond Portfolio
Prime Reserve                                            Prime Reserve Portfolio

          Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any business the Company may conduct.

     (b)  INVESTMENTS

          Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

          Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

     (c)  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

          The preparation of the Account's financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(2)  EXPENSE CHARGES

     The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

     PREMIUM EXPENSE CHARGE: The Company deducts a premium expense charge from each premium payment to compensate itself for Policy-related distribution expenses. The remaining amount (the net premium) is credited to the Accumulated Value according to the allocation instructions. For each policy year, the Company currently deducts a premium expense charge equal to 10% of the premiums paid in the Policy Year up to the basic annual premium, and 3% of such premium paid in that Policy Year in excess of the basic annual premium.

     MONTHLY DEDUCTION: The Company deducts a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. The Company will make deductions from each subaccount and the Declared Interest Option on a pro-rata basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

     The monthly deduction has three components:

     1.   a cost of insurance charge;

     2.   a monthly policy expense equal to $6.00; and

     3.   charges for any riders

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts a daily charge from each Subaccount (not the Declared Interest Option) to compensate itself for certain mortality and expense risks it assumes. This charge is equal to:

     -    The assets in each subaccount, multiplied by

     - 0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all policy years.

     SURRENDER CHARGES: If the policyholder fully surrenders the Policy (or it lapses) during the first 10 Policy Years, the Company deducts surrender charges from the Accumulated Value. The surrender charge begins at 50% of the Basic Annual Premium in the 1st year and declines 5% each year until the 11th year at which time the surrender charge will be 0%. Additional 10-year surrender charges are associated with each Specified Amount increase.

     WITHDRAWAL CHARGES: For each withdrawal, the Company will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

     TRANSFER CHARGE: The Company may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a policy year.

(3)  FEDERAL INCOME TAXES

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the accounts.

(4)  PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2003:

                                          COST OF       PROCEEDS
                  SUBACCOUNT              PURCHASES    FROM SALES
-------------------------------------   ------------  ------------
Contrafund                              $     8,674           650
Growth                                       15,169         1,164
High Income                                   3,788           109
Index 500                                    25,837           898
Overseas                                      6,377           932
Equity Income                                26,288         1,446
Mid-Cap Growth                               26,175           950
Personal Strategy Balanced                   14,492           845
Limited-Term Bond                             4,177           794
Prime Reserve                                91,759        61,781

(5)  CHANGES FROM UNITS OUTSTANDING

     Transactions in units of each subaccount were as follows for the year ended December 31, 2003 and the period August 1, 2002 (date operations commenced) through December 31, 2002:

                                                 2003                                       2002
                               -----------------------------------------  -----------------------------------------
                                                                NET                                        NET
          SUBACCOUNT             PURCHASED      REDEEMED     INCREASE       PURCHASED      REDEEMED      INCREASE
-----------------------------  -------------  ------------  ------------  ------------- -------------  ------------
Contrafund                              919           185           734             64             7            57
Growth                                1,473           273         1,200             33             6            27
High Income                             334            42           292             23             1            22
Index 500                             2,600           434         2,166            187            23           164
Overseas                                631           167           464             93            12            81
Equity Income                         2,595           508         2,087            212            21           191
Mid-Cap Income                        2,452           502         1,950            181            23           158
Personal Strategy Balanced            1,456           276         1,180            117            12           105
Limited-Term Bond                       442           121           321             39             3            36
Prime Reserve                        10,257         7,249         3,008          1,237           872           365

(6)  UNIT VALUES

     The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the year ended December 31, 2003 and the period August 1, 2002 (date operations commenced) through December 31, 2002:


                                          AS OF DECEMBER 31                                 RATIO OF
                               -----------------------------------------   INVESTMENT      EXPENSES TO
                                                 UNIT           NET          INCOME          AVERAGE         TOTAL
                                  UNITS         VALUE         ASSETS        RATIO (1)     NET ASSETS (2)   RETURN (3)
                               ------------- -------------  ------------  --------------  --------------  ------------
Contrafund
    2003                                791   $     12.59   $     9,959           0.20%           1.05%         27.13%
    2002                                 57          9.91           567           0.00%           1.05%        (3.50)%

Growth
    2003                              1,227         13.35        16,377           0.09%           1.05%         31.47%
    2002                                 27         10.15           277           0.00%           1.05%          6.00%

High Income
    2003                                314         13.52         4,241           1.90%           1.05%         25.94%
    2002                                 22         10.74           232           0.00%           1.05%         34.21%

Index 500
    2003                              2,330         13.68        31,860           0.35%           1.05%         27.08%
    2002                                164         10.76         1,764           0.00%           1.05%         31.43%

Overseas
    2003                                545         15.08         8,212           0.45%           1.05%         41.88%
    2002                                 81         10.63           865           0.00%           1.05%         25.57%

                                          AS OF DECEMBER 31                                 RATIO OF
                               -----------------------------------------   INVESTMENT      EXPENSES TO
                                                 UNIT           NET          INCOME          AVERAGE          TOTAL
                                  UNITS         VALUE         ASSETS        RATIO (1)     NET ASSETS (2)    RETURN (3)
                               ------------- -------------  ------------  --------------  --------------  -------------
Equity Income
    2003                              2,278         13.52        30,785           2.21%           1.05%         24.20%
    2002                                191         10.88         2,080           1.16%           1.05%         37.00%

Mid-Cap Growth
    2003                              2,108         14.98        31,571           0.00%           1.05%         36.95%
    2002                                158         10.94         1,733           0.00%           1.05%         39.64%

Personal Strategy Balanced
    2003                              1,285         12.81        16,456           2.92%           1.05%         23.51%
    2002                                105         10.37         1,093           1.11%           1.05%         14.80%

Limited-Term Bond
    2003                                357         10.44         3,731           4.68%           1.05%          3.19%
    2002                                 36         10.12           364           1.02%           1.05%          5.10%

Prime Reserve
    2003                              3,373          9.97        33,631           1.23%           1.05%        (0.36)%
    2002                                365         10.01         3,652           0.41%           1.05%          0.22%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Southern Farm Bureau Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of earnings, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2003.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders' equity of Southern Farm Bureau Life Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2003, on the basis of accounting described in note 1.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Mississippi. As of January 1, 2001, the Insurance Department of the State of Mississippi adopted the National Association of Insurance Commissioners' statutory accounting practices, except as described in note 1. Consequently, the Company changed its basis of accounting in 2001, as described in note 1. As of January 1, 2002, the Company changed its method of accounting for its investments in joint ventures, partnerships, and limited liability companies, as described in note 1.

As described in note 1 to the financial statements, the Company received permission from the Insurance Department of the State of Mississippi to record the value of certain restricted stock at cost at December 31, 2001. Under prescribed statutory practices, the restricted stock would be carried at fair value. That permitted practice decreased statutory surplus by $67,431,789 as of December 31, 2001, as compared to what it would have been had prescribed accounting practice been followed. In 2002, the Company had a nonmonetary exchange of this restricted stock for unrestricted stock and realized a gain of $43,897,431.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedules 1 - 6 is presented for purposes of additional analysis and is not a required part of the basic 2003 statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

                                               /s/ KPMG LLP

Jackson, Mississippi
April 26, 2004

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                    Statutory Statements of Admitted Assets,
                      Liabilities and Stockholders' Equity

                           December 31, 2003 and 2002

                         ADMITTED ASSETS                                    2003             2002
                                                                       --------------   --------------
Investments:
    Bonds, at amortized cost (approximate fair value of
       $5,545,853,411 in 2003 and $4,855,739,514 in 2002)              $5,301,350,840    4,665,557,730
    Stocks:
       Preferred stocks, at cost (approximate fair value of
         $81,482,031 in 2003 and $64,973,685 in 2002)                      75,358,853       68,585,200
       Common stocks, at fair value (cost of $445,722,631 in 2003
          and $288,369,060 in 2002)                                       573,085,412      312,935,757
                                                                       --------------   --------------
              Total stocks                                                648,444,265      381,520,957
                                                                       --------------   --------------
    Mortgage and other loans                                            1,108,996,820    1,080,240,199
    Real estate:
       Home office property, at cost, less accumulated
         depreciation of $17,752,600 in 2003 and $17,175,184 in 2002       15,293,572       15,870,987
       Real estate held for investment, at cost, less accumulated
         depreciation of $336,782 in 2003 and $23,722,064 in 2002             949,082       56,543,129
                                                                       --------------   --------------
              Total real estate                                            16,242,654       72,414,116
                                                                       --------------   --------------
    Investment in subsidiaries                                              5,805,484        5,624,470
    Partnership interests, at approximate equity in net assets            311,563,955      284,811,068
    Cash and short-term investments, at cost which approximates
       fair value                                                         125,471,472      120,926,306
    Policy loans                                                          339,255,427      337,447,713
    Receivable for securities                                              10,831,417       11,261,347
                                                                       --------------   --------------
              Total investments                                         7,867,962,334    6,959,803,906
                                                                       --------------   --------------
Federal income tax recoverable                                                     --       21,710,865
Deferred income taxes                                                      30,498,490       27,547,833
Premiums deferred and uncollected                                         106,776,900       95,798,200
Accrued investment income                                                  86,012,736       86,381,476
Other receivables and other assets                                          6,740,798        6,004,480
Separate account assets                                                    42,256,855       27,498,329
                                                                       --------------   --------------
                                                                       $8,140,248,113    7,224,745,089
                                                                       ==============   ==============

                                                                     (Continued)

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                    Statutory Statements of Admitted Assets,
                      Liabilities and Stockholders' Equity

                           December 31, 2003 and 2002

             LIABILITIES AND STOCKHOLDERS' EQUITY                     2003             2002
                                                                 --------------   --------------
Aggregate reserves for all policies:
    Life and annuity policies and contracts                      $6,058,302,197    5,447,309,618
    Accident and health contracts                                    39,036,900       32,949,034
    Supplementary contracts                                          24,327,688       23,027,884
                                                                 --------------   --------------
              Total policy reserves                               6,121,666,785    5,503,286,536
                                                                 --------------   --------------
Policy and contract claims                                           26,450,382       22,509,160
Policyholders' funds:
    Premiums received in advance                                      2,150,762        1,232,450
    Funds on deposit                                                  5,088,715        4,601,812
    Accrued policy dividends                                         54,957,769       53,911,501
    Dividends left on deposit                                       303,939,501      304,737,399
                                                                 --------------   --------------
              Total policyholders' funds                            366,136,747      364,483,162
                                                                 --------------   --------------
Pension plan administration funds                                   346,874,405      307,296,139
General liabilities:
    Taxes, other than federal income taxes                            5,682,204        5,138,814
    Federal income taxes                                              7,285,921               --
    Due to subsidiaries and other affiliates                          4,306,994          661,369
    Commissions                                                       5,541,969        5,302,357
    Notes payable                                                    44,838,386       38,808,917
    Accounts payable and other liabilities                           47,136,430       41,909,622
                                                                 --------------   --------------
              Total general liabilities                             114,791,904       91,821,079
                                                                 --------------   --------------
Asset valuation reserve                                             152,905,063      105,771,619
Separate account liabilities                                         42,256,855       27,498,329
                                                                 --------------   --------------
              Total liabilities                                   7,171,082,141    6,422,666,024
                                                                 --------------   --------------
Stockholders' equity:
    Common stock of $100 par value.  Authorized 20,000 shares;
       issued and outstanding 15,000 shares                           1,500,000        1,500,000
    Additional paid-in capital                                          400,000          400,000
    Unassigned surplus                                              967,265,972      800,179,065
                                                                 --------------   --------------
              Total stockholders' equity                            969,165,972      802,079,065
                                                                 --------------   --------------
                                                                 $8,140,248,113    7,224,745,089
                                                                 ==============   ==============

See accompanying notes to statutory financial statements

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                        Statutory Statements of Earnings

                  Years ended December 31, 2003, 2002 and 2001

                                                                         2003               2002               2001
                                                                    ---------------    ---------------    ---------------
Income:
    Premiums and other considerations:
       Life premiums                                                $   415,961,320        397,292,358        378,528,024
       Annuity premiums and other fund deposits                         524,626,403        382,647,521        265,901,161
       Accident and health premiums                                      21,938,596         22,628,774         21,237,017
       Supplementary contracts and dividend accumulations                 9,704,526         11,381,532          7,176,712
    Reserve adjustments on reinsurance ceded                              3,429,805          7,297,917          6,151,257
    Investment income, net of expenses of $16,256,173 in 2003,
       $19,323,443 in 2002, and $18,913,443 in 2001                     482,768,240        432,441,692        412,733,047
    Other                                                                   569,399            689,763            565,234
                                                                    ---------------    ---------------    ---------------
              Total income                                            1,458,998,289      1,254,379,557      1,092,292,452
                                                                    ---------------    ---------------    ---------------
Benefits and reserve changes:
    Death benefits                                                      119,142,914        106,686,190        105,345,814
    Accident and health benefits                                         10,903,687          9,361,347          7,705,422
    Surrender and other life insurance benefits                         209,138,111        211,482,405        242,682,028
    Annuity benefits                                                     34,721,557         32,106,846         30,373,776
    Net increase in aggregate reserves, certain funds on deposit,
       and loading on deferred and uncollected premiums                 625,163,481        472,242,521        313,276,723
    Interest on policy and contract funds                                27,382,824         17,745,508         22,261,106
    Payments on dividend accumulations and supplementary
       contracts                                                         21,826,111         22,419,303         25,112,846
                                                                    ---------------    ---------------    ---------------
              Total benefits and reserve changes                      1,048,278,685        872,044,120        746,757,715
                                                                    ---------------    ---------------    ---------------
Other operating expenses:
    Commissions                                                          72,549,136         54,588,369         50,632,521
    General insurance expenses                                          103,728,223         94,327,742         88,176,817
    Taxes, licenses and fees                                             14,178,570         12,780,938          9,044,982
                                                                    ---------------    ---------------    ---------------
              Total other operating expenses                            190,455,929        161,697,049        147,854,320
                                                                    ---------------    ---------------    ---------------
              Earnings before policyholders' dividends, federal
                 income taxes and realized investment losses            220,263,675        220,638,388        197,680,417
Policyholders' dividends                                                 53,443,420         52,332,545         57,294,905
                                                                    ---------------    ---------------    ---------------
              Earnings before federal income taxes and
                 realized investment losses                             166,820,255        168,305,843        140,385,512
Federal income taxes                                                     56,054,185         50,901,065         45,895,970
                                                                    ---------------    ---------------    ---------------
              Earnings before realized investment losses                110,766,070        117,404,778         94,489,542
Realized investment losses, net                                          (5,808,313)       (54,280,950)       (71,342,013)
    Adjusted for:
       Federal income taxes                                               4,089,198         36,364,987          7,432,698
       Transfer from (to) interest maintenance reserve                    5,436,296         (2,791,295)        17,719,040
                                                                    ---------------    ---------------    ---------------
              Realized investment losses, net                             3,717,181        (20,707,258)       (46,190,275)
                                                                    ---------------    ---------------    ---------------
              Net earnings                                          $   114,483,251         96,697,520         48,299,267
                                                                    ===============    ===============    ===============

See accompanying notes to statutory financial statements

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Stockholders' Equity

                  Years ended December 31, 2003, 2002 and 2001

                                                                           ADDITIONAL
                                                              COMMON         PAID-IN      UNASSIGNED
                                                              STOCK          CAPITAL       SURPLUS
                                                           ------------   ------------   ------------
Balance, December 31, 2000                                 $  1,500,000        400,000    658,576,885
    Net earnings                                                     --             --     48,299,267
    Unrealized investment gains, net                                 --             --     45,757,010
    Change in equity of subsidiaries                                 --             --        193,199
    Increase in asset valuation reserve                              --             --    (28,027,623)
    Increase in nonadmitted assets                                   --             --    (37,951,422)
    Cumulative effect of change in accounting principles             --             --     23,270,154
    Change in net deferred income taxes                              --             --     15,361,218
    Cash dividends to stockholders                                   --             --       (136,600)
                                                           ------------   ------------   ------------
Balance, December 31, 2001                                    1,500,000        400,000    725,342,088
    Net earnings                                                     --             --     96,697,520
    Unrealized investment losses, net                                --             --    (52,732,976)
    Change in equity of subsidiaries                                 --             --        180,664
    Decrease in asset valuation reserve                              --             --     32,542,739
    Decrease in nonadmitted assets                                   --             --     14,304,358
    Cumulative effect of change in accounting principles             --             --     (7,473,588)
    Overaccrual of prior year federal income taxes                   --             --      5,829,256
    Change in net deferred income taxes                              --             --    (14,378,496)
    Cash dividends to stockholders                                   --             --       (132,500)
                                                           ------------   ------------   ------------
Balance, December 31, 2002                                    1,500,000        400,000    800,179,065
    Net earnings                                                     --             --    114,483,251
    Unrealized investment gains, net                                 --             --     89,539,089
    Change in equity of subsidiaries                                 --             --        181,014
    Increase in asset valuation reserve                              --             --    (47,133,444)
    Increase in nonadmitted assets                                   --             --     (5,375,658)
    Change in net deferred income taxes                              --             --     15,524,055
    Cash dividends to stockholders                                   --             --       (131,400)
                                                           ------------   ------------   ------------
Balance, December 31, 2003                                 $  1,500,000        400,000    967,265,972
                                                           ============   ============   ============

See accompanying notes to statutory financial statements.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                       Statutory Statements of Cash Flows

                  Years ended December 31, 2003, 2002 and 2001

                                                                         2003               2002               2001
                                                                    ---------------    ---------------    ---------------
Cash from operations:
    Premiums, annuity considerations, and other fund deposits       $   947,302,890        785,481,519        648,914,088
    Other premiums, considerations and deposits collected                 9,704,526         11,381,532          7,176,712
    Reinsurance reserve adjustments received on reinsurance ceded        11,833,308         15,699,967         14,024,229
    Investment income received                                          456,833,715        410,872,045        398,964,780
    Other income received                                                   569,399            689,763            565,235
                                                                    ---------------    ---------------    ---------------
                                                                      1,426,243,838      1,224,124,826      1,069,645,044
                                                                    ---------------    ---------------    ---------------
    Life and accident and health claims paid                           (127,188,096)      (117,535,665)      (111,142,819)
    Surrender benefits paid                                            (208,065,252)      (210,353,144)      (241,529,843)
    Annuity and other benefits paid to policyholders                    (69,316,367)       (65,632,839)       (63,614,916)
                                                                    ---------------    ---------------    ---------------
                                                                       (404,569,715)      (393,521,648)      (416,287,578)
                                                                    ---------------    ---------------    ---------------
    Commissions, taxes and other expenses paid                         (189,567,436)      (167,052,448)      (172,333,967)
    Dividends paid to policyholders                                     (33,329,481)       (36,222,378)       (33,678,884)
    Federal income taxes paid                                           (64,818,059)       (33,550,996)       (56,927,381)
                                                                    ---------------    ---------------    ---------------
                                                                       (287,714,976)      (236,825,822)      (262,940,232)
                                                                    ---------------    ---------------    ---------------
              Net cash from operations                                  733,959,147        593,777,356        390,417,234
                                                                    ---------------    ---------------    ---------------
Cash from investments:
    Proceeds from investments sold, matured or repaid:
       Bonds                                                          2,455,791,946      1,648,079,934      1,023,661,472
       Common and preferred stocks                                      136,145,955        167,717,791        115,255,567
       Mortgage loans                                                   115,994,684        118,867,699         70,724,518
       Real estate                                                       54,871,868             25,000          3,820,071
       Other invested assets                                             22,978,760         60,901,678         48,748,622
       Federal income taxes on net capital gains                         41,369,308                 --         13,703,481
                                                                    ---------------    ---------------    ---------------
              Total investment proceeds                               2,827,152,521      1,995,592,102      1,275,913,731
                                                                    ---------------    ---------------    ---------------
    Cost of investments acquired:
       Bonds                                                         (3,079,371,601)    (2,094,884,732)    (1,333,208,092)
       Common and preferred stocks                                     (267,450,047)      (172,869,488)      (152,451,262)
       Mortgage loans                                                  (144,735,928)      (175,756,594)      (133,241,010)
       Real estate                                                         (981,743)        (1,993,434)        (1,841,455)
       Other invested assets                                            (82,927,331)       (92,888,825)       (71,148,367)
                                                                    ---------------    ---------------    ---------------
              Total investments acquired                             (3,575,466,650)    (2,538,393,073)    (1,691,890,186)
                                                                    ---------------    ---------------    ---------------
    Net increase in policy loans                                         (1,807,714)        (3,859,463)        (7,169,316)
                                                                    ---------------    ---------------    ---------------
              Net cash from investments                                (750,121,843)      (546,660,434)      (423,145,771)
                                                                    ---------------    ---------------    ---------------
Cash from financing and miscellaneous sources:
    Advances on notes payable                                           476,516,906        368,384,900         21,767,719
    Payments on notes payable                                          (470,487,437)      (368,134,580)       (17,329,937)
    Other cash provided                                                  21,749,328          7,143,348         17,793,910
    Dividends paid to stockholders                                         (131,400)          (132,500)          (136,600)
    Other cash applied                                                   (6,939,535)       (31,472,660)        (8,486,579)
                                                                    ---------------    ---------------    ---------------
              Net cash from financing and miscellaneous sources          20,707,862        (24,211,492)        13,608,513
                                                                    ---------------    ---------------    ---------------
Net increase (decrease) in cash and short-term investments                4,545,166         22,905,430        (19,120,024)
Cash and short-term investments:
    Beginning of year                                                   120,926,306         98,020,876        117,140,900
                                                                    ---------------    ---------------    ---------------
    End of year                                                     $   125,471,472        120,926,306         98,020,876
                                                                    ===============    ===============    ===============

See accompanying notes to statutory financial statements

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                        December 31, 2003, 2002 and 2001

(1) CORPORATE STRUCTURE, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  CORPORATE STRUCTURE

          Southern Farm Bureau Life Insurance Company (the Company) operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates solely within 10 Southeastern states, the Company is subject to regulatory and market risks within that geographic area.

          The following are the Company's direct subsidiaries:

                                                                                    PERCENTAGE OWNED AS
                                                                                    OF DECEMBER 31, 2003
                                                                                    --------------------
          Southern Capital Life Insurance Company (Southern Capital)                        100%
          Southern Farm Bureau Fund Distributor, Inc.                                       100%

     (b)  NATURE OF BUSINESS

          The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

     (c)  BASIS OF PRESENTATION

          The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners
          (NAIC) and the Mississippi Department of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices which vary from prescribed accounting practices, except as disclosed in note 1(q).

          Effective January 1, 2001, the NAIC and the State of Mississippi required that insurance companies domiciled in the State of Mississippi prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Mississippi insurance commissioner. Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if new accounting principles had been applied retroactively for all prior periods. As a result of these changes, as of January 1, 2001, the Company reported a change in accounting principles, as an adjustment that increased unassigned surplus by $23,270,154, the major component of which was $22,410,619 related to deferred tax assets.

          As of January 1, 2002, the Company reported a change in accounting principles, as an adjustment that decreased unassigned surplus by $7,473,588. This reduction in unassigned surplus is related to an adjustment in the recorded value of certain joint ventures, partnerships, and limited liability companies.

     (d) DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRINCIPLES AND ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

          Statements of Statutory accounting principles (SSAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders' equity (statutory capital and surplus), net income and cash flows. The principal SSAP which differ from GAAP include:

          - Investments in wholly owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses computed on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES.

          - Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the National Association of Insurance Commissioners, generally at fair value.

          - Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus.

          - Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Morbidity assumptions are based on the Company's experience. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or
               (ii) the account value for certain contracts without significant life contingencies.

          - The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

          - Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP.

          - The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company, and is charged to statutory surplus. No such reserve is required under GAAP.

          - Policy acquisition costs are expensed as incurred, while under GAAP these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

          - Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an off-setting reinsurance receivable.

          - The Statements of Earnings are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

          - Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

          - The Statements of Cash Flows differ in certain respects from the presentation required by Statement of Financial Accounting Standards No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

          - The provision for participating policyholders' dividends is determined by the Board of Directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

          - Pension expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 87, EMPLOYERS' ACCOUNTING FOR PENSIONS.

          - Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 106, EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS.

          - The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under accounting principles generally accepted in the United States of America.

          The aggregate effect on the accompanying statutory financial statements of the variations from accounting principles generally accepted in the United States of America has not been determined, but is presumed to be material.

          The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (e)  RECOGNITION OF REVENUE AND RELATED EXPENSES

          Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

     (f)  FINANCIAL INSTRUMENTS

          Investments in bonds are generally stated at amortized cost except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is recognized when earned. Beginning January 1, 2001, when management believes it is no longer probable that the Company will collect all amounts due according to the contractual terms of the bond, the bond is written down from its cost basis to its fair value and a loss is recognized in the Statutory Statements of Earnings. Subsequent recoveries in fair value are not recognized until the bond is sold. As of December 31, 2003 and 2002, there were $995,711 and $7,372,805, respectively, of nonadmitted amounts related to bond holdings.

          Amortization of mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys or internal estimates. Amortization is accounted for using a method that approximates the interest method.

          Common stock of unaffiliated companies is carried at fair value. Investments in common stocks of wholly owned subsidiaries, (see note 1(a)), are valued at the statutory equity of the subsidiaries as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Dividends from subsidiaries are recorded as income when paid. No dividends were received from the Company's subsidiaries during 2003, 2002 or 2001. The Company's management periodically monitors and evaluates the differences between the cost and fair value of investments. If after monitoring and analysis, management believes that the decline in fair value is other than temporary, the cost of the investment is adjusted and a realized loss is recognized in the Statutory Statements of Earnings.

          Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case it is carried at NAIC fair value. There were $506,818 and $668,423 of nonadmitted amounts relating to preferred stocks as of December 31, 2003 and 2002, respectively.

          Bonds with a statement value of $16,007,022 and $9,066,746 were in default at December 31, 2003 and 2002, respectively. During 2001, the Company implemented a standard impairment policy for its bond portfolio. The Company's policy is to identify and review any potentially impaired bonds, using the expertise of the Securities Management department and external information provided by the Company's portfolio managers. The Company makes the determination as to whether the security is impaired, whether the impairment is temporary or other-than-temporary, and determines a fair value based on relevant facts and circumstances. The total impairment loss recognized in 2003 was $18,976,657 for bonds, $0 for preferred stocks and $3,653,355 for common stocks. The total impairment loss recognized in 2002 was $33,678,325 for bonds, $2,450,244 for preferred stocks and $11,225,347 for common stocks. The total impairment loss recognized in 2001 was $40,434,320 for bonds, $2,528,323 for preferred stocks and $471,000 for common stocks.

          Short-term investments are stated at cost, which approximates fair value. As of December 31, 2003, there was $258,750 of nonadmitted amounts relating to short-term investments. Real estate is stated at depreciated cost. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. At December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, the Company had no impaired loans. Limited partnerships interests are accounted for using a method approximating the equity method. Refer to note 1(q) for further information.

          Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as a nonadmitted asset. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

     (g)  NONADMITTED ASSETS

          Certain assets, principally furniture, equipment, agents' debit balances, IMR debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

     (h)  AGGREGATE RESERVES

          Policy reserves on annuity and supplementary contracts are calculated using the Commissioners' Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.

          Policy reserves on universal life and single premium whole life contracts are based on statutory mortality and valuation interest rates using the Commissioners' Reserve Valuation Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. The NAIC has adopted Regulation XXX, which was adopted by Mississippi, the Company's state of domicile, effective January 1, 2001.

          Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amounts required by law.

     (i)  POLICY AND CONTRACT CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

          The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insured and (c) claims adjustment expenses.

          Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

     (j)  INTEREST MAINTENANCE RESERVE

          The interest maintenance reserve (IMR) represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into income on a level yield method over the estimated remaining life of the investment sold or called.

     (k)  ASSET VALUATION RESERVE

          The asset valuation reserve (AVR) is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

     (l)  FEDERAL INCOME TAXES

          The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.

          The Company's method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates resulting in income adjustments in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

          In 2002, the Company discovered an error in recording the 2001 estimate of federal income taxes incurred. In 2001, federal income taxes incurred was overstated by $5,829,256. In accordance with SSAP No. 3, ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS, the correction was recorded as an increase in surplus during 2002.

     (m)  REINSURANCE

          Reinsurance premiums, commissions, expense reimbursement, claims and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

     (n)  GUARANTY FUND ASSESSMENTS

          State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

     (o)  ELECTRONIC DATA PROCESSING (EDP) EQUIPMENT AND SOFTWARE

          EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP EQUIPMENT AND SOFTWARE. Depreciation expense related to these assets was $578,336 in 2003, $1,513,943 in 2002 and $785,884 in 2001.

          Accumulated depreciation related to these assets totaled $3,385,210 and $3,780,743 for December 31, 2003 and 2002, respectively. An accelerated depreciation method (MACRS) is the method used by the Company to compute depreciation.

     (p)  DERIVATIVES

          The Company periodically writes covered call options as a means of generating additional income. Option contracts allow the holder of the option to buy or sell a specific financial instrument at a specified price during a specified time period. The amount received for the call option is recognized as a liability until the option expires. Gains and losses realized on the settlement or expiration of these options are recognized as income based on the difference between the consideration received by the Company and the consideration paid, if any, on termination of the option contract. For the years ended December 31, 2003, 2002, and 2001, the net gain (loss) recognized on the termination of covered call options in the accompanying statutory statements of earnings was $0, $489,722, and $(35,470), respectively.

     (q)  PERMITTED PRACTICE

          The accompanying financial statements of Southern Farm Bureau Life Insurance Company have been prepared in conformity with the NAIC Accounting Practices and Procedures Manual except to the extent that state law differs or to the extent that permitted practices were obtained by the Company. Two permitted accounting practices that departed from the NAIC Accounting Practices and Procedures Manual were obtained from the Mississippi Department of Insurance at December 31, 2001. Details of these two practices are described below.

          At December 31, 2001, the Company, with explicit permission of the Commissioner of Insurance of the State of Mississippi, recorded the value of certain restricted common stock at cost instead of fair value required by the NAIC. If the common stock had been carried at fair value, surplus would have been increased by $67,431,789 as of December 31, 2001. Net income was not affected by this permitted practice. In 2002, the Company had a nonmonetary exchange of this restricted stock for unrestricted stock and realized a gain of $43,897,431.

          For the year ended December 31, 2001, partnership interests were not valued in strict accordance with the NAIC Accounting Practices and Procedures Manual. Generally, such investments are to be recorded using either a (a) "market valuation approach" or, depending on the nature of the Entity, (b) "based on the underlying statutory equity of the respective entity's financial statements" or "based on the audited GAAP equity of the investee". At December 31, 2000 and 2001, the Company held instruments in several limited partnerships for which the required financial statements, being the unaudited GAAP financial statements or audited tax basis financial statements, could not be provided. Therefore, the Company obtained a permitted accounting practice from the Mississippi Department of Insurance that allowed valuation of all subsidiary, controlled, and affiliated entities, and joint ventures, partnerships, and limited liability companies at the original cost of the investments, increased by further capital contributions and/or investment gains and decreased by returns of capital and/or investment losses. This method typically agreed with the limited partnership K-1s. Due to the unavailability of the required financial statements, management was unable to determine the monetary impact on net income that resulted from the use of this accounting practice. However, it was management's belief that any differences were immaterial.

          For the years ended December 31, 2003 and 2002, common stock and partnership interests were valued in accordance with the NAIC Accounting Practices and Procedures Manual.

     (r) ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS

          Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in annuity premiums and other fund deposits.

     (s)  RECLASSIFICATION

          Certain prior period amounts have been reclassified to conform with the current year presentation.

(2)  FINANCIAL INSTRUMENTS

     (a)  BONDS AND PREFERRED AND COMMON STOCKS

          At December 31, 2003 and 2002, the amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company's bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

                                      COST OR          GROSS            GROSS
                                     AMORTIZED       UNREALIZED       UNREALIZED         ESTIMATED
                                       COST            GAINS            LOSSES           FAIR VALUE
                                  --------------   --------------    --------------    --------------
DECEMBER 31, 2003
Bonds:
    U. S Treasury securities
       and obligations of U. S
       Government corporations
       and agencies               $  430,032,085       32,490,020        (1,764,970)      460,757,135
    Mortgage-backed securities       915,276,372       31,127,352       (11,290,130)      935,113,594
    Corporate and other
       securities (1)              3,956,042,383      242,035,442       (48,095,143)    4,149,982,682
                                  --------------   --------------    --------------    --------------
                                  $5,301,350,840      305,652,814       (61,150,243)    5,545,853,411
                                  ==============   ==============    ==============    ==============
    Preferred stocks              $   75,358,853        7,374,578        (1,251,400)       81,482,031
    Common stocks                    445,722,631      160,121,420       (32,758,639)      573,085,412
                                  --------------   --------------    --------------    --------------
                                  $  521,081,484      167,495,998       (34,010,039)      654,567,443
                                  ==============   ==============    ==============    ==============
DECEMBER 31, 2002
Bonds:
    U. S Treasury securities
       and obligations of U. S
       Government corporations
       and agencies               $  378,976,003       37,113,523          (373,881)      415,715,645
    Mortgage-backed securities     1,057,696,455       53,098,317        (6,017,649)    1,104,777,123
    Corporate and other
       securities (1)              3,228,885,272      207,387,031      (101,025,557)    3,335,246,746
                                  --------------   --------------    --------------    --------------
                                  $4,665,557,730      297,598,871      (107,417,087)    4,855,739,514
                                  ==============   ==============    ==============    ==============
    Preferred stocks              $   68,585,200        1,568,135        (5,179,650)       64,973,685
    Common stocks                    288,369,060       86,269,802       (61,703,105)      312,935,757
                                  --------------   --------------    --------------    --------------
                                  $  356,954,260       87,837,937       (66,882,755)      377,909,442
                                  ==============   ==============    ==============    ==============

          The estimated fair value and unrealized loss for debt and equity securities in an unrealized loss position at December 31, 2003 were as follows:

                               HELD LESS THAN 12 MONTHS           HELD 12 MONTHS OR MORE                       TOTAL
                          ---------------------------------   ---------------------------------  ----------------------------------
                             ESTIMATED         UNREALIZED       ESTIMATED          UNREALIZED       ESTIMATED         UNREALIZED
                             FAIR VALUE          LOSSES         FAIR VALUE           LOSSES         FAIR VALUE          LOSSES
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
Bonds:
    U. S. Treasury
      securities and
      obligations of U.S.
      Government
      corporations
      and agencies        $    80,840,215        (1,764,970)               --                --        80,840,215        (1,764,970)
    Mortgage-backed           196,536,388        (8,361,269)       34,021,073        (2,928,861)      230,557,461       (11,290,130)
    securities
    Corporate and other
      securities              779,440,964       (27,391,736)       94,911,429       (20,703,407)      874,352,393       (48,095,143)
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
                          $ 1,056,817,567       (37,517,975)      128,932,502       (23,632,268)    1,185,750,069       (61,150,243)
                          ===============   ===============   ===============   ===============   ===============   ===============
Preferred stocks          $     4,771,829          (444,942)        2,272,769          (806,458)        7,044,598        (1,251,400)
Common stocks                  21,995,352        (3,618,611)       84,664,027       (29,140,028)      106,659,379       (32,758,639)
                          ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
                          $    26,767,181        (4,063,553)       86,936,796       (29,946,486)      113,703,977       (34,010,039)
                          ===============   ===============   ===============   ===============   ===============   ===============


          The fair value of all securities was impacted by an upward movement in interest rates during the second half of 2003. This resulted in some widening of spreads in corporate bonds and mortgage backed securities. The Company believes these market changes are temporary in nature and the principal is not at risk. The Company continues to monitor its equity holdings quarterly and believes all of its equity holdings that are below cost are only temporarily impaired due to market conditions and not permanently impaired. Since year-end, the Company's common stock portfolio market value has increased by approximately $75.6 million. Of the twenty-three stocks with market losses totaling
          $32.8 million at year-end, sixteen are still trading at prices below book price with total unrealized losses of approximately
          $12.0 million. The Company's largest position, AT&T Wireless, is up $38.3 million since year-end and $24.8 million over book value due to its announced acquisition by Cingular Wireless, LLC.

          The scheduled maturity distribution of the bond portfolio at December 31, 2003 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    AMORTIZED       ESTIMATED
                                                      COST          FAIR VALUE
                                                  --------------  --------------
          Due in one year or less                 $   66,695,374      67,613,902
          Due after one year through five years      710,776,789     771,793,995
          Due after five years through ten years   1,169,804,281   1,258,822,026
          Due after ten years                      2,438,798,024   2,512,509,894
                                                  --------------  --------------
                                                   4,386,074,468   4,610,739,817
          Mortgage-backed securities                 915,276,372     935,113,594
                                                  --------------  --------------
                                                  $5,301,350,840   5,545,853,411
                                                  ==============  ==============

          As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $5,787,350 and $5,740,113 at December 31, 2003 and 2002, respectively.

          The credit quality of the bond portfolio at December 31, 2003 and 2002 follows. The quality ratings represent NAIC designations.

                                                     2003                                  2002
                                    ------------------------------------  ------------------------------------
                                       AMORTIZED                             AMORTIZED
                                          COST              PERCENT             COST              PERCENT
                                    -----------------   ----------------  -----------------   ----------------
Class 1 - highest quality           $  3,537,236,730          66.7%       $  2,777,682,105           59.5%
Class 2 - high quality                 1,553,849,303          29.3           1,519,689,005           32.6
Class 3 - medium quality                  86,418,079           1.6             195,565,940            4.2
Class 4 - low quality                     65,382,623           1.2             102,350,289            2.2
Class 5 - lower quality                   44,547,639           0.9              59,692,164            1.3
Class 6 - in or near default              13,916,466           0.3              10,578,227            0.2
                                    -----------------   ----------------  -----------------   ----------------
                                    $  5,301,350,840         100.0%       $  4,665,557,730          100.0%
                                    =================   ================  =================   ================

          Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor's Corporation or Moody's Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality) and D ratings as Class 6 (in or near default).

     (b)  COMMON STOCKS OF AFFILIATES

          The Company's wholly-owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, CONSOLIDATION OF ALL MAJORITY-OWNED SUBSIDIARIES. A summary of the principal unconsolidated subsidiary's financial position and operating results, prepared on a statutory basis, follows:

          SOUTHERN CAPITAL LIFE INSURANCE COMPANY - UNAUDITED

                                         2003         2002
                                      ----------   ----------
          Total admitted assets       $5,731,446    5,569,892
                                      ==========   ==========
          Total liabilities           $  118,351      127,204
                                      ==========   ==========
          Capital stock and surplus   $5,613,095    5,442,688
                                      ==========   ==========
          Net earnings                $  167,335      173,423
                                      ==========   ==========

     (c)  MORTGAGE LOANS

          At December 31, 2003 and 2002, the Company's mortgage loan portfolio consisted of $1,108,855,978 and $1,080,082,860 of first lien mortgage loans, respectively. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans. At December 31, 2003, approximately 16.26% and 14.35% of the Company's mortgage loans have underlying collateral located in the states of California and Florida, respectively. The minimum and maximum interest rates of mortgage loans originated during 2003 were 5.30% and 6.52%, compared to 6.25% and 8.35% during 2002, and 6.30% and 8.25% during 2001, respectively. The portfolio consisted of loans with an average loan balance of $2,560,868 at December 31, 2003 compared to $2,565,517 at December 31, 2002. All of the Company's mortgages were in good standing with no principal or interest payments delinquent more than 180 days as of December 31, 2003 and 2002.

     (d)  NET INVESTMENT INCOME

          For the years ended December 31, 2003, 2002 and 2001, the sources of investment income of the Company were as follows:

                                              2003             2002             2001
                                         -------------    -------------    -------------
Bonds                                    $ 355,856,290      321,124,539      299,377,582
Preferred and common stocks                  8,902,012        6,786,599        6,851,257
Mortgage loans                              84,070,754       82,986,891       77,515,525
Policy loans                                22,729,664       22,549,812       22,159,828
Short-term investments                       1,705,477        1,965,594        4,809,401
Other                                       25,760,216       16,351,700       20,932,897
                                         -------------    -------------    -------------
                 Gross investment
                    income                 499,024,413      451,765,135      431,646,490
Investment expenses                        (16,256,173)     (19,323,443)     (18,913,443)
                                         -------------    -------------    -------------
                 Net investment income   $ 482,768,240      432,441,692      412,733,047
                                         =============    =============    =============

          Proceeds from sales of bonds during 2003, 2002 and 2001 were $969,680,656, $393,515,446, and $364,269,709, respectively. Gross gains of $43,368,428 in 2003, $12,023,399 in 2002 and $12,348,304 in
          2001 and gross losses of $49,068,161 in 2003, $52,246,070 in 2002 and
          $60,058,850 in 2001 were realized on those sales.

          Proceeds from sales of common stocks during 2003, 2002 and 2001 were $72,913,160, $54,949,427, and $49,475,600, respectively. Gross gains of $34,818,702 in 2003, $30,904,763 in 2002 and $26,445,986 in 2001
          and gross losses of $5,285,150 in 2003, $30,733,997 in 2002 and
          $10,147,748 in 2001 were realized on those sales.

          Proceeds from sales of preferred stocks during 2003, 2002 and 2001 were $43,224,379, $40,097,210, and $52,840,141, respectively. Gross gains of $4,172,154 in 2003, $2,287,466 in 2002 and $5,577,846 in 2001
          and gross losses of $3,371,686 in 2003, $10,642,558 in 2002 and
          $6,927,291 in 2001 were realized on those sales.

(3)  AGGREGATE RESERVES

     Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 1/2% to 4 1/2% and the 1980 CSO tables assuming interest rates ranging from 4% to 5%. Liabilities for most annuities use the 1971 IAM tables with interest rates ranging from 4 1/2% to 7 1/2%.

     As of December 31, 2003 and 2002, the following table summarizes the aggregate reserves for the Company:

LINE OF BUSINESS                                                  2003             2002
----------------                                             --------------   --------------
Individual life:
     Traditional                                             $1,706,641,349    1,589,708,904
     Universal                                                1,112,997,909    1,078,055,793
                                                             --------------   --------------
              Total individual life                           2,819,639,258    2,667,764,697
Group life                                                        4,675,866        4,347,975
                                                             --------------   --------------
                 Total life                                   2,824,315,124    2,672,112,672
                                                             --------------   --------------
Annuities:
     Individual:
        Immediate                                                76,675,886       78,171,924
        Deferred                                              2,968,401,437    2,515,906,371
                                                             --------------   --------------
              Total individual annuities                      3,045,077,323    2,594,078,295
     Group annuities:
        Guaranteed interest contracts                            26,865,877       26,192,865
                                                             --------------   --------------
                 Total annuities                              3,071,943,200    2,620,271,160
                                                             --------------   --------------
Individual supplementary contracts with life
     contingencies                                              112,081,616      108,151,939
Other                                                            49,962,257       46,773,847
Accident and health:
     Active life - Individual                                    24,930,819       21,202,304
     Active life - Group                                            790,309          667,209
     Claim reserve - Individual                                   8,701,592        7,763,712
     Claim reserve - Group                                        4,614,180        3,315,809
                                                             --------------   --------------
              Total accident and health aggregate reserves       39,036,900       32,949,034
                                                             --------------   --------------
Supplementary contracts without life contingencies               24,327,688       23,027,884
                                                             --------------   --------------
                 Total aggregate reserves                    $6,121,666,785    5,503,286,536
                                                             ==============   ==============

(4)  POLICY AND CONTRACT CLAIMS AND LIABILITIES

     Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders' equity.

                                             2003          2002          2001
                                         -----------   -----------   -----------
Balance January 1                        $22,145,704    19,159,145    17,233,810
     Less reinsurance recoverables         9,691,130     8,183,675     7,188,914
                                         -----------   -----------   -----------
                 Net balance January 1    12,454,574    10,975,470    10,044,896
                                         -----------   -----------   -----------
Incurred related to:
     Current year                          9,723,129     7,535,499     6,650,321
     Prior year                            1,760,940     1,592,572       461,983
                                         -----------   -----------   -----------
                 Total incurred           11,484,069     9,128,071     7,112,304
                                         -----------   -----------   -----------
Paid related to:
     Current year                          3,168,997     3,982,864     3,018,993
     Prior year                            3,287,896     3,666,103     3,162,737
                                         -----------   -----------   -----------
                 Total paid                6,456,893     7,648,967     6,181,730
                                         -----------   -----------   -----------
Net balance December 31                   17,481,750    12,454,574    10,975,470
Plus reinsurance recoverables              9,050,278     9,691,130     8,183,675
                                         -----------   -----------   -----------
                 Balance December 31     $26,532,028    22,145,704    19,159,145
                                         ===========   ===========   ===========

(5)  TRANSACTIONS WITH AFFILIATES

     Through common ownership and directorship, the Company has certain transactions with associated companies. For the most part, these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance. During the years ended December 31, 2003, 2002 and 2001, such fees aggregated $13,698,963, $13,207,440, and
     $13,665,832, respectively. Management believes that such agreements are beneficial to the Company in providing operating efficiency and prompt service to policyholders.

     Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. The reimbursements from Southern Capital are principally based on actual commissions, service fees and premium taxes incurred plus a management fee. Such allocated expenses aggregated approximately $25,000 in 2003, 2002 and 2001. As discussed in note 1(1), federal income taxes are allocated to the Company's subsidiaries as if they filed a separate return.

     At December 31, 2003 and 2002, amounts due from (to) subsidiaries and other affiliates consisted of the following:

                                                  2003           2002
                                              -----------    -----------
Southern Capital Life Insurance Company       $   117,502        123,284
Southern Farm Bureau Fund Distributor, Inc.         2,446          2,551
State and County Farm Bureaus                  (4,426,942)      (787,204)
                                              -----------    -----------
                                              $(4,306,994)      (661,369)
                                              ===========    ===========

(6)  NOTES PAYABLE

     Notes payable at December 31, 2003 and 2002 consist of the following:

                                                                                      2003          2002
                                                                                   -----------   -----------
Non-interest bearing note maturing April 1, 2006; secured by limited partnership interest in Boston Capital
     Corporate Tax Credit Fund XIX, L.P.                                           $ 9,800,242            --
Note payable with an effective interest rate of 8.68%,
     maturing May 31, 2005; secured by limited partnership
     interest in Boston Capital Corporate Tax Credit
     Fund XV, L.P.                                                                   6,342,353     6,342,353
Non-interest bearing note due on demand; secured by limited
     partnership interest in SSM Venture Partners II, L.P.                           2,750,000     3,750,000
Note payable with an effective interest rate of 7.02%,
     maturing January 2, 2004; secured by limited partnership
     interest in Boston Capital Corporate Tax Credit
     Fund XVI, L.P.                                                                 12,075,917    12,075,917
Note payable with an effective interest rate of 4.84%,
     maturing October 3, 2005; secured by limited partnership
     interest in Boston Capital Corporate Tax Credit
     Fund XVIII, L.P.                                                               11,444,316    11,444,316
Non-interest bearing note maturing April 1, 2004;
     secured by limited partnership interest in Georgia
     Corporate Tax Credit Fund II, L.P.                                                464,583     1,014,930
Non-interest bearing note maturing October 1, 2004;
     secured by limited partnership interest in Paramount
     Properties American Tax Credit Corporate Fund
     XVII, L.P.                                                                      1,960,975     4,181,401
                                                                                   -----------   -----------
                                                                                   $44,838,386    38,808,917
                                                                                   ===========   ===========

     The aggregate maturities of notes payable for each of the years subsequent to December 31, 2003 are as follows:

        YEAR ENDING
        DECEMBER 31,
        ------------
            2004                  $24,053,509
            2005                   20,150,364
            2006                      634,513
                                  -----------
                                  $44,838,386
                                  ===========

(7)  RETIREMENT PLANS

     The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.

     PENSION PLAN

     The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant's years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits.

     The actuarial present value of accumulated plan benefits, as determined by consulting actuaries (computed using the assumptions below) and the net assets available for benefits as of December 31, 2003 and 2002 follows:

                                                                2003            2002
                                                            ------------    ------------
Change in plan assets:
     Fair value of assets at January 1                      $ 38,886,023      33,420,028
     Actual return on plan assets                              2,612,129       2,438,172
     Employer contributions                                    4,320,845       4,739,059
     Net assets received (transferred)                           242,173          (6,512)
     Benefits paid                                            (4,155,357)     (1,704,724)
                                                            ------------    ------------
                 Fair value of plan assets at December 31   $ 41,905,813      38,886,023
                                                            ============    ============
Change in project benefit obligation:
     Benefit obligation at January 1                        $ 53,660,383      40,682,418
     Service cost                                              3,217,798       2,726,746
     Interest cost                                             3,518,601       3,180,787
     Amendments                                                       --         467,052
     Actuarial (gain) loss                                      (727,580)      8,314,616
     Net liabilities assumed (transferred)                       242,173          (6,512)
     Benefits paid                                            (4,155,357)     (1,704,724)
                                                            ------------    ------------
                 Benefit obligation at December 31          $ 55,756,018      53,660,383
                                                            ============    ============
Funded status:
     Funded status                                          $(13,850,205)    (14,774,360)
     Unrecognized transition liability                         3,691,601       3,908,754
     Unrecognized prior service costs                            433,691         467,052
     Unrecognized actuarial loss                              11,596,408      12,426,067
                                                            ------------    ------------
                 Prepaid benefit cost (nonadmitted)         $  1,871,495       2,027,513
                                                            ============    ============

     The projected benefit obligation for nonvested employees at December 31, 2003 and 2002 was $284,082 and $281,212, respectively.

     The project unit credit cost method is the actuarial method used in funding the plan. The components of pension costs and significant actuarial assumptions for the years ended December 31, 2003, 2002 and 2001 were:

                                                          2003           2002           2001
                                                       -----------    -----------    -----------
Components of pension cost:
     Service cost                                      $ 3,251,159      2,726,746      2,143,474
     Interest cost                                       3,518,601      3,180,787      2,489,132
     Expected return on plan assets                     (3,014,338)    (2,850,542)    (2,383,591)
     Amortization of transition obligation liability       217,153        217,153        217,153
     Recognized actuarial loss                             504,288        252,780             --
                                                       -----------    -----------    -----------
                 Net periodic benefit cost             $ 4,476,863      3,526,924      2,466,168
                                                       ===========    ===========    ===========

                                                         2003                      2002                      2001
                                                 ----------------------   -----------------------   -----------------------
Actuarial assumptions as of December 31:
     Discount rate                                       6.25%                     6.75%                     7.25%
     Expected return on plan assets                       7.5%                      8.0%                      8.5%
     Rate of compensation increase                Graded; 4.0% - 11.5%              5.5%                      5.5%
     Mortality table                                    1983 GAM                 1983 GAM                   1983 GAM
     Post retirement lump/sum annuity
        purchase assumptions                       6.0% and 1994 GAR         6.0% and 1994 GAR          6.0% and 1983 GAM

     DEFINED CONTRIBUTION PLAN

     Participants may contribute up to thirteen percent of their compensation to this plan each year, subject to regulatory limitations. The Company matches participant contributions that qualify for income tax deferral, limited to four percent of each participant's compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $943,044, $791,433, and $676,101, in 2003, 2002 and 2001, respectively.

     POSTRETIREMENT BENEFIT PLAN

     The actuarial and recorded liability for the Company's postretirement benefit plan, none of which has been funded, is $7,571,557 and $5,685,829 at December 31, 2003 and 2002, respectively.

     Postretirement benefit expense of $1,190,490, $941,227, and $614,781, is reflected as a component of general insurance expenses in the 2003, 2002 and 2001 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 6.25% in 2003 and 6.75% in 2002. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 9.0% and 11.0% for employees under 65 and for those over 65, respectively, in 2003 and 10.0% and 12.0% for employees under 65 and for those over 65, respectively, in 2002. The rate is graded down each year to an ultimate rate of 5.5% in 2007 for employees under 65 and

     5.5% for those over 65 in 2009. If the healthcare cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2003, would be increased by 11.2%.

(8)  FEDERAL INCOME TAXES

     The net deferred tax asset at December 31, 2003 and the change from the prior year are comprised of the following components:

                                                    2003             2002           CHANGE
                                               -------------    -------------    -------------
Total gross deferred tax assets                $ 204,770,073      188,550,496       16,219,577
Total deferred tax liabilities                  (106,366,613)     (59,856,057)     (46,510,556)
                                               -------------    -------------    -------------
                 Net deferred tax asset           98,403,460      128,694,439      (30,290,979)
Deferred tax assets nonadmitted                  (67,904,970)    (101,146,606)      33,241,636
                                               -------------    -------------    -------------
                 Admitted deferred tax asset   $  30,498,490       27,547,833        2,950,657
                                               =============    =============    =============

     The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                                       2003             2002          CHANGE
                                                  -------------    -------------   -------------
Net deferred tax asset                            $  98,403,460      128,694,439     (30,290,979)
Tax-effect of unrealized gains or losses            (44,576,973)       1,238,061     (45,815,034)
                                                  -------------    -------------   -------------
                 Net tax effect without
                    unrealized gains and losses   $ 142,980,433      127,456,378      15,524,055
                                                  =============    =============   =============
Change in net deferred income taxes                                                $  15,524,055
                                                                                   =============

     As of December 31, 2003, the Company had a balance of $2,782,978 in its policyholder surplus account under provisions of the Internal Revenue Code. If required to be included in taxable income, taxes of approximately $974,000 would be recorded.

     The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2003, 2002 and 2001 to earnings before federal income taxes follow:

                                                  2003                         2002                          2001
                                      -------------------------     -------------------------     -------------------------
                                         AMOUNT        PERCENT         AMOUNT        PERCENT         AMOUNT        PERCENT
                                      ------------     --------     ------------     --------     ------------     --------
Current income taxes incurred:
    Operations                        $ 56,054,185         34.8%    $ 50,901,065         44.6%    $ 45,895,970         66.5%
    Realized investment losses          (4,089,198)        (2.5)     (36,364,987)       (31.9)      (7,432,698)       (10.8)
                                      ------------     --------     ------------     --------     ------------     --------
Current income taxes incurred           51,964,987         32.3       14,536,078         12.7       38,463,272         55.7
Change in deferred income tax
(without tax
    on unrealized gains and losses)    (15,524,055)        (9.7)      14,378,496         12.6      (15,361,220)       (22.2)
                                      ------------     --------     ------------     --------     ------------     --------
             Total income tax         $ 36,440,932         22.6%    $ 28,914,574         25.3%    $ 23,102,052         33.5%
             reported                 ============     ========     ============     ========     ============     ========

Income taxes computed at statutory    $ 56,354,180         35.0%    $ 39,908,713         35.0%    $ 24,165,225         35.0%
rates
Dividends received deduction            (1,290,961)        (0.8)        (835,799)        (0.7)        (727,758)        (1.0)
Nondeductible expenses                   1,794,060          1.1        1,889,112          1.6        1,282,422          1.9
Tax-exempt income                          (85,929)        (0.1)        (167,194)        (0.2)         (40,452)        (0.1)
Tax adjustment for interest                385,102          0.2         (252,611)        (0.2)        (972,260)        (1.4)
maintenance reserve
Adjustment of prior year's income       (1,007,663)        (0.6)      (1,959,963)        (1.7)       2,170,324          3.1
taxes
Tax credits                             (8,835,707)        (5.5)      (7,811,899)        (6.9)      (5,381,164)        (7.8)
Partnership and other adjustments      (10,872,150)        (6.7)      (1,855,785)        (1.6)       2,605,715          3.8
                                      ------------     --------     ------------     --------     ------------     --------
                                      $ 36,440,932         22.6%    $ 28,914,574         25.3%    $ 23,102,052         33.5%
                                      ============     ========     ============     ========     ============     ========

     The main components of deferred taxes as of December 31, 2003 and 2002 are as follows:

                                                     2003             2002
                                                -------------    -------------
Deferred tax assets:
     Life reserves                              $ 105,597,854      100,353,434
     Deferred acquisition cost                     52,242,288       49,091,787
     Partnerships                                   3,856,090               --
     Policyholder dividends                        16,422,704       13,116,192
     Other employee benefits                       11,047,520        9,647,078
     Asset impairments                             12,507,752       12,589,842
     Fixed assets                                     923,263               --
     Unrealized investment losses                          --        1,238,061
     Other                                          2,172,602        2,514,102
                                                -------------    -------------
                 Total deferred tax assets        204,770,073      188,550,496
     Nonadmitted deferred tax assets              (67,904,970)    (101,146,606)
                                                -------------    -------------
                 Admitted deferred tax assets     136,865,103       87,403,890
                                                -------------    -------------

(8)  CONTINUED

                                                        2003             2002
                                                   -------------    -------------
Deferred tax liabilities:
     Premiums deferred and uncollected               (36,199,616)     (33,529,370)
     Accrual of discount on bonds                     (3,115,699)      (2,205,000)
     Agent supplement                                 (3,255,415)      (7,044,285)
     Asset conversions                               (17,292,299)     (14,554,045)
     Difference in stat and tax A/D                   (1,703,614)      (2,295,115)
     Unrealized investment gains                     (44,576,973)              --
     Other                                              (222,997)        (228,242)
                                                   -------------    -------------
                 Total deferred tax liabilities     (106,366,613)     (59,856,057)
                                                   -------------    -------------
                 Net admitted deferred tax asset   $  30,498,490       27,547,833
                                                   =============    =============

     As of December 31, 2003, there are no operating loss or tax credit carryforwards available for tax purposes.

     The amount of Federal income taxes incurred that is available for recoupment in the event of future net losses is $57,000,000 for 2003, $50,000,000 for 2002, and $35,000,000 for 2001.

(9)  COMMITMENTS AND CONTINGENCIES

     (a)  LITIGATION

          The Company and other parties are involved in various litigation in the normal course of business. It is management's opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company's financial position or on the results of its operations or cash flows.

          The Company is involved in specific litigation which was tried in May 2002 resulting in a jury verdict of $250,000 in compensatory damages and $30 million in punitive damages against the Company. The Company believes the verdict is unjustified and has filed motions for judgment notwithstanding the verdict, for a new trial, and for the elimination or reduction of the punitive damages awards as being improper and excessive. On December 30, 2003, the trial judge granted a remittitur of the punitive damage award to $5 million and denied all other motions. The plaintiff accepted remittitur on January 8, 2004 and the court confirmed that acceptance on January 14, 2004. Subsequently, the Company has appealed that judgment as reduced by the remittitur, and the plaintiff has cross-appealed the remittitur. Management believes that the final resolution of this matter will not ultimately have a material adverse impact on the Company's financial condition and results of operations.

          Beginning in fiscal year 1999, the Company was under audit by the Mississippi State Tax Commission (MSTC) for the tax years ended 1997, 1996 and 1995. The MSTC had proposed that the Company pay additional state income taxes, including interest, of approximately $12,800,000. A final settlement was reached during 2001, and as a result, the Company reversed a $10.6 million accrual recorded in fiscal year 1999.

     (b)  GUARANTY ASSOCIATION ASSESSMENTS

          The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

          There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company's net payment (recovery) was $154,285, $(4,683), and $168,705, to various state guaranty associations during 2003, 2002, and 2001, respectively. The Company has recorded an estimated liability related to guaranty fund assessments of $3,470,000 at December 31, 2003.

     (c)  LEASES

          The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $2,852,000 in 2003, $2,262,000 in 2002, and $2,138,000 in 2001. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2003 are not significant.

     (d)  LOAN AND EQUITY COMMITMENTS

          The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers' creditworthiness. The Company's maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $95,000,000 at December 31, 2003.

(10) REINSURANCE

     The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M Best rating of "A" or better.

     A summary of reinsurance activity, all with unrelated parties, follows:

                                          2003             2002             2001
                                     --------------   --------------   --------------
AT DECEMBER 31,
     Ceded life insurance in force   $5,946,413,768    4,960,512,563    3,506,627,368
                                     ==============   ==============   ==============
     Reserve credits                 $   78,834,757       62,189,674       47,000,492
                                     ==============   ==============   ==============
FOR THE YEAR ENDED DECEMBER 31,
     Net premiums ceded              $   40,334,533       42,691,017       40,255,555
                                     ==============   ==============   ==============
     Claims ceded                    $   16,391,652       26,389,761       16,951,722
                                     ==============   ==============   ==============

     A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(11) STATUTORY CAPITAL AND SURPLUS AND DIVIDEND RESTRICTION

     The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2003 and 2002.

     State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders.

     The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus. Total unassigned surplus at December 31, 2003 was $967,265,972.

(12) SEPARATE ACCOUNTS

     The separate accounts held by the Company relate to individual annuities and life products of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

     Separate account premiums and other considerations amounted to $8,880,674 in 2003, $7,093,146 in 2002 and $11,867,210 in 2001. Reserves for separate accounts with the assets at fair value were $40,314,220 and $26,088,943 at December 31, 2003 and 2002, respectively.

(13) FAIR VALUES OF FINANCIAL INSTRUMENTS

     The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

     The carrying amounts of cash, cash equivalents, short-term investments, accounts receivable and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

     The carrying amounts and fair values of the Company's debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

     The fair value for mortgage and other loans was determined on a loan by loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company's investments in mortgage and other loans and notes payable at December 31, 2003 and 2002 follow:

                                                       2003                                   2002
                                    ----------------------------------------  --------------------------------------
                                         CARRYING             ESTIMATED           CARRYING            ESTIMATED
                                          AMOUNT             FAIR VALUE            AMOUNT            FAIR VALUE
                                    -------------------   ------------------  ------------------  ------------------
Commercial mortgages                $    1,108,201,763        1,226,931,000       1,079,552,590       1,242,907,000
Residential mortgages                          654,215              639,000             530,270             565,000
Other loans                                    140,842              141,000             157,339             157,000
                                    -------------------   ------------------  ------------------  ------------------
                                    $    1,108,996,820        1,227,711,000       1,080,240,199       1,243,629,000
                                    ===================   ==================  ==================  ==================
Notes payable                       $       44,838,386           44,838,386          38,808,917          38,808,917
                                    ===================   ==================  ==================  ==================

     The fair value of annuity contracts was determined to be the Company's statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

     Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

     It is not considered practicable to determine the fair value of the Company's liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 6.90%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

                                                                      SCHEDULE 1
                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2003

Investment income earned:
     U. S. Government bonds                                              $    14,091,986
     Other bonds (unaffiliated)                                              341,764,304
     Preferred and common stocks                                               8,902,012
     Mortgage loans                                                           84,070,754
     Real estate                                                               9,946,561
     Premium notes, policy loans and liens                                    22,729,664
     Short-term investments                                                    1,705,477
     Other invested assets                                                    16,401,272
     Aggregate write-ins for investment income                                   512,673
     Amortization of interest maintenance reserve                             (1,100,290)
                                                                         ---------------
                    Gross investment income                              $   499,024,413
                                                                         ===============
Real estate owned - book value less encumbrances                         $    16,242,654
                                                                         ===============
Mortgage loans - book value:
     Farm mortgages                                                      $            --
     Residential mortgages                                                       654,215
     Commercial mortgages                                                  1,108,201,763
                                                                         ---------------
                    Total mortgage loans                                 $ 1,108,855,978
                                                                         ===============
Mortgage loans by standing - book value:
     Good standing                                                       $ 1,105,044,847
                                                                         ===============
     Good standing with restructured terms                               $     3,811,131
                                                                         ===============
     Interest overdue more than 90 days, not in foreclosure              $            --
                                                                         ===============
     Foreclosure in process                                              $            --
                                                                         ===============
Other long-term assets- statement value                                  $   311,704,797
                                                                         ===============
Collateral loans                                                         $            --
                                                                         ===============
Bonds and stocks of parents, subsidiaries and affiliates - book value:
     Bonds                                                               $            --
                                                                         ===============
     Preferred stocks                                                    $       118,800
                                                                         ===============
     Common stocks                                                       $    12,829,659
                                                                         ===============
Bonds and short-term investments by class and maturity:
     Due within one year or less                                         $   267,106,061
     Over 1 year through 5 years                                           1,222,527,110
     Over 5 years through 10 years                                         1,415,973,747
     Over 10 years through 20 years                                        1,429,074,331
     Over 20 years                                                           969,684,591
                                                                         ---------------
                                                                         $ 5,304,365,840
                                                                         ===============

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2003

Bonds and short-term investments by class - statement value:
     Class 1                                                                     $ 3,537,236,730
     Class 2                                                                       1,553,849,303
     Class 3                                                                          86,418,079
     Class 4                                                                          65,382,623
     Class 5                                                                          44,547,639
     Class 6                                                                          16,931,466
                                                                                 ---------------
Total by class                                                                   $ 5,304,365,840
                                                                                 ===============
Total bonds and short-term investments publicly traded                           $ 4,469,394,662
                                                                                 ===============
Total bonds and short-term investments privately placed                          $   834,971,178
                                                                                 ===============
Preferred stocks - statement value                                               $    75,358,853
                                                                                 ===============
Common stocks (unaffiliated) - fair value                                        $   566,061,237
                                                                                 ===============
Short-term investments - book value                                              $     3,015,000
                                                                                 ===============
Options, caps & floors owned-statement value                                     $            --
                                                                                 ===============
Options, caps & floors written and in force - statement value                    $            --
                                                                                 ===============
Collar, swap & forward agreements open - statement value                         $            --
                                                                                 ===============
Futures contracts open - current value                                           $            --
                                                                                 ===============
Cash on deposit                                                                  $   102,462,563
                                                                                 ===============
Life insurance in force:
     Industrial                                                                  $            --
                                                                                 ===============
     Ordinary                                                                    $63,233,736,000
                                                                                 ===============
     Credit life                                                                 $            --
                                                                                 ===============
     Group life                                                                  $ 1,628,836,000
                                                                                 ===============
Amount of accidental death insurance in force under ordinary policies            $ 2,248,514,000
                                                                                 ===============
Life insurance policies with disability provisions in force:
     Industrial                                                                  $            --
                                                                                 ===============
     Ordinary                                                                    $13,507,167,000
                                                                                 ===============
     Credit life                                                                 $            --
                                                                                 ===============
     Group life                                                                  $ 1,598,056,000
                                                                                 ===============
Supplementary contracts in force: Ordinary - not involving life contingencies:
        Amount on deposit                                                        $     1,727,939
                                                                                 ===============
        Income payable                                                           $     2,998,337
                                                                                 ===============

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2003

     Ordinary - involving life contingencies:
        Income payable                                           $   12,981,715
                                                                 ==============
     Group - not involving life contingencies:
        Amount on deposit                                        $           --
                                                                 ==============
        Income payable                                           $           --
                                                                 ==============
     Group - involving life contengencies:
        Income payable                                           $           --
                                                                 ==============
Annuities:
     Ordinary:
        Immediate - amount of income payable                     $   11,355,474
                                                                 ==============
        Deferred - fully paid account balance                    $1,022,283,047
                                                                 ==============
        Deferred - not fully paid - account balance              $2,003,880,947
                                                                 ==============
     Group:
        Amount of income payable                                 $    1,830,488
                                                                 ==============
        Fully paid account balance                               $           --
                                                                 ==============
        Not fully paid - account balance                         $   25,666,107
                                                                 ==============
Accident and health insurance - premiums in force:
     Ordinary                                                    $   27,625,728
                                                                 ==============
     Group                                                       $   20,129,149
                                                                 ==============
     Credit                                                      $           --
                                                                 ==============
Deposit funds and dividend accumulations:
     Deposit funds - account balance                             $  351,963,120
                                                                 ==============
     Dividends accumulations - account balance                   $  303,939,501
                                                                 ==============
Claim payments 2003:
     Group accident and health - year ended December 31, 2003:
        2003                                                     $    2,127,796
                                                                 ==============
        2002                                                     $      564,824
                                                                 ==============
        2001                                                     $      117,289
                                                                 ==============
        2000                                                     $       67,399
                                                                 ==============
        1999                                                     $       35,147
                                                                 ==============
        Prior                                                    $      232,225
                                                                 ==============

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                             Selected Financial Data

                 As of and for the year ended December 31, 2003

Other accident and health - year ended December 31, 2003:
     2003                                                        $1,041,200
                                                                 ==========
     2002                                                        $  822,777
                                                                 ==========
     2001                                                        $  400,507
                                                                 ==========
     2000                                                        $  290,118
                                                                 ==========
     1999                                                        $  162,226
                                                                 ==========
     Prior                                                       $  595,385
                                                                 ==========

See accompanying independent auditors' report.

                                                                      SCHEDULE 2
                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                           Summary Investment Schedule

                                December 31, 2003

                                 (In thousands)

                                                                                                  ADMITTED ASSETS AS
                                                                                                REPORTED IN THE ANNUAL
                   INVESTMENT CATEGORIES                          GROSS INVESTMENT HOLDINGS            STATEMENT
----------------------------------------------------------------  -------------------------   ----------------------------
Bonds:
     US Treasury securities                                        $    179,911      2.287%   $    179,911       2.287%
     US government agency obligations:
        Issued by US government agencies                                     --      0.000%             --       0.000%
        Issued by US government-sponsored agencies                      250,122      3.179%        250,122       3.179%
     Foreign government                                                      --      0.000%             --       0.000%
     Securities issued by states, territories and possessions
        and political subdivisions in the US:
        US States and territories general obligations                        --      0.000%             --       0.000%
        Political subdivisions of US states, territories and
             possessions general obligations                                 --      0.000%             --       0.000%
        Revenue and assessment obligations                                   --      0.000%             --       0.000%
        Industrial development bonds and similar obligations            152,671      1.940%        152,671       1.940%
     Mortgage-backed securities
        Pass-through securities:
           Guaranteed by GNMA                                            26,127      0.332%         26,127       0.332%
           Issued by FNMA and FHLMC                                      65,508      0.833%         65,508       0.833%
           Other pass-through securities                                     --      0.000%             --       0.000%
        Other mortgage-backed securities:
           Issued by FNMA,  FHLMC or GNMA                               609,476      7.746%        609,476       7.746%
           Other mortgage-backed securities collateralized
             by MBS issued or guaranteed by FNMA, FHLMC, or GNMA             --      0.000%             --       0.000%
           All other mortgage-backed securities                         214,165      2.722%        214,165       2.722%

     Other debt securities (excluding short-term):
           Unaffiliated domestic securities                           3,547,535     45.088%      3,547,535      45.088%
           Unaffiliated foreign securities                              255,836      3.252%        255,836       3.252%
           Affiliated securities                                             --      0.000%             --       0.000%

Equity interests:
     Investments in mutual funds                                        154,895      1.969%        154,895       1.969%
     Preferred stocks:
        Affiliated                                                          119      0.001%            119       0.001%
        Unaffiliated                                                     75,240      0.956%         75,240       0.956%
     Publicly traded equity securites:
        Affiliated                                                           --      0.000%             --       0.000%
        Unaffiliated                                                    389,620      4.952%        389,620       4.952%

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                     Summary Investment Schedule (Continued)

                                December 31, 2003

                                 (In thousands)

                                                                                                  ADMITTED ASSETS AS
                                                                                                REPORTED IN THE ANNUAL
                   INVESTMENT CATEGORIES                          GROSS INVESTMENT HOLDINGS            STATEMENT
----------------------------------------------------------------  -------------------------   -------------------------
Equity interests (continued)
     Other equity securities:
        Affiliated                                                       12,830      0.163%         12,830       0.163%
        Unaffiliated                                                     21,546      0.274%         21,546       0.274%
     Tangible personal property under leases:
        Affiliated                                                           --      0.000%             --       0.000%
        Unaffiliated                                                         --      0.000%             --       0.000%

Mortgage loans
     Construction and land development                                       --      0.000%             --       0.000%
     Agricultural                                                            --      0.000%             --       0.000%
     Single family residential properties                                   654      0.008%            654       0.008%
     Multifamily residential properties                                 201,633      2.563%        201,633       2.563%
     Commercial loans                                                   906,569     11.522%        906,569      11.522%

Real estate investments
     Property occupied by company                                        15,294      0.194%         15,294       0.194%
     Property held for the production of income                             949      0.012%            949       0.012%
     Property held for sale                                                  --      0.000%             --       0.000%

Policy loans                                                            339,255      4.312%        339,255       4.312%

Receivable for securities                                                10,831      0.138%         10,831       0.138%

Cash and short term investments                                         125,471      1.595%        125,471       1.595%

Other invested assets                                                   311,705      3.962%        311,705       3.962%
                                                                   ------------   ---------   ------------   ----------
                                                                   $  7,867,962    100.000%   $  7,867,962     100.000%
                                                                   ============   =========   ============   ==========

See accompanying independent auditors' report.

                                                                      SCHEDULE 3

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

            Schedule of Supplemental Investment Risks Interrogatories

                                December 31, 2003

                                 (In thousands)

1)   Total admitted assets (excluding separate account assets):

        $8,097,991

2)   Ten largest exposures to a single issuer/borrower/investment:

           ISSUER                                  INVESTMENT CATEGORY                    AMOUNT     PERCENTAGE
     -------------------------------------   ----------------------------------------   ----------   ----------
     Merrill Lynch Bond HI Common Stock      Industrial, Misc. - Issuer Obligations     $  141,473         1.7%
     A T & T Wireless Common Stock           Industrial, Misc. - Issuer Obligations         50,366         0.6%
     Royal Bank of Scotland Bonds            Industrial, Misc. - Issuer Obligations         33,801         0.4%
     Anheuser Busch Company Bonds            Industrial, Misc. - Issuer Obligations         32,899         0.4%
     Bank of New York Bonds                  Industrial, Misc. - Issuer Obligations         29,902         0.4%
     IBM Corporation Bonds                   Industrial, Misc. - Issuer Obligations         28,119         0.3%
     Green Mountain Partners II L. P.        Industrial, Misc. - Issuer Obligations         26,715         0.3%
     MBIA, Inc. Bonds                        Industrial, Misc. - Issuer Obligations         26,432         0.3%
     Johnson & Johnson Bonds                 Industrial, Misc. - Issuer Obligations         26,307         0.3%
     Legett & Platt, Inc. Bonds              Industrial, Misc. - Issuer Obligations         26,111         0.3%

3) Total admitted assets held in bonds and preferred stocks by NAIC rating:

        Bonds          Amount        Percentage            Stocks       Amount      Percentage
      -----------   ------------    ------------        -----------    ---------   ------------
      NAIC-1        $  3,537,237           43.7%        P/RP-1         $  31,913           0.4%
      NAIC-2           1,553,849           19.2%        P/RP-2            27,359           0.3%
      NAIC-3              86,418            1.1%        P/RP-3             7,225           0.1%
      NAIC-4              65,383            0.8%        P/RP-4             5,788           0.1%
      NAIC-5              44,548            0.6%        P/RP-5             3,073           0.0%
      NAIC-6              13,916            0.2%        P/RP-6                --           0.0%

4) Admitted assets held in foreign investments and unhedged foreign currency exposure:

        Foreign-currency denominated investments of:                                    $  6,662
        Foreign-currency denominated supporting insurance liabilities of:                     --
        Excluding Canadian investments and currency exposure of:                           5,581

5)   Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                    AMOUNT     PERCENTAGE
                                                   --------   ------------
        Countries rated by NAIC-1                  $     --           0.0%
        Countries rated by NAIC-2                        --           0.0%
        Countries rated by NAIC-3 or below               --           0.0%

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                December 31, 2003

                                 (In thousands)

6) Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

     None

7)   Aggregate unhedged foreign currency exposure:

     None

8) Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

     None

9) Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

     None

10)  Ten largest non-sovereign foreign issues:

     None

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

        Schedule of Supplemental Investment Risks Interrogatories (Continued)

                                December 31, 2003

                                 (In thousands)

11) Assets held in Canadian investments and unhedged Canadian currency exposure:

     Canadian-currency denominated investments of:                   $ 5,581
     Canadian denominated supporting insurance liabilities of:            --

12) Assets held in Canadian investments comprise less than 2.5% of the reporting entity's total admitted assets.

13) Assets held in investments with contractual sales restrictions comprised less than 2.5% of the reporting entity's total admitted assets.

14)  Ten largest equity interests:

                        ISSUER                                   INVESTMENT CATEGORY                 AMOUNT     PERCENTAGE
       ------------------------------------------    --------------------------------------------   ---------  ------------
       Merrill Lynch Bond HI Common Stock             Industrial, Misc. - Issuer Obligations        $ 141,473          1.7%
       AT&T Wireless Common Stock                     Industrial, Misc. - Issuer Obligations           50,366          0.6%
       Green Mountain Partners II L.P.                Industrial, Misc. - Issuer Obligations           26,715          0.3%
       Michaels Stores Common Stock                   Industrial, Misc. - Issuer Obligations           22,635          0.3%
       Ross Stores Common Stock                       Industrial, Misc. - Issuer Obligations           20,284          0.3%
       Avnet, Inc. Common Stock                       Industrial, Misc. - Issuer Obligations           19,312          0.2%
       SSM Venture Partners                           Industrial, Misc. - Issuer Obligations           19,042          0.2%
       Green Mountain Partners III L.P.               Industrial, Misc. - Issuer Obligations           18,651          0.2%
       Oakwood, LLC                                   Industrial, Misc. - Issuer Obligations           17,413          0.2%
       Green Mountain Partners I L.P.                 Industrial, Misc. - Issuer Obligations           17,075          0.2%

15)  Aggregate statement value of investments held in nonaffiliated,
     privately-placed equities:                                        $ 311,564

     Three largest investments held in nonaffiliated, privately placed equities:

                        ISSUER                                   INVESTMENT CATEGORY                 AMOUNT     PERCENTAGE
       ------------------------------------------    --------------------------------------------   ---------  ------------
       Green Mountain Partners II L. P.               Industrial, Misc. - Issuer Obligations        $  26,715          0.3%
       SSM Venture Partners                           Industrial, Misc. - Issuer Obligations           19,042          0.2%
       Green Mountain Partners III L. P.              Industrial, Misc. - Issuer Obligations           18,651          0.2%

16) Assets held in general partnership interests comprised less than 2.5% of the reporting entity's total admitted assets.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

      Schedule of Supplemental Investment Risks Interrogatories (Continued)

                                December 31, 2003

                                 (In thousands)

17)  Ten largest aggregate mortgage interests:

                        ISSUER                                   INVESTMENT CATEGORY                 AMOUNT     PERCENTAGE
       ------------------------------------------    --------------------------------------------   ---------  ------------
       Litton Systems Building                                     Commercial                       $  13,591          0.2%
       Doral Village Mobile Home Park                              Commercial                          10,075          0.1%
       Wal-Mart Superstore                                         Commercial                           9,882          0.1%
       Park Center II                                              Commercial                           9,729          0.1%
       Vista Verde Apartments                                      Commercial                           8,935          0.1%
       New Frontier Mobile Home Park                               Commercial                           8,123          0.1%
       Westwood Center Office Building                             Commercial                           8,025          0.1%
       Estancia Executive Center                                   Commercial                           7,600          0.1%
       Three Financial Centre                                      Commercial                           7,538          0.1%
       Wilderness Park Apartments                                  Commercial                           7,455          0.1%

18) Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

           LOAN-TO-VALUE           RESIDENTIAL              COMMERCIAL           AGRICULTURAL
       ---------------------  -------------------   -----------------------   ------------------
       Above 95%              $    --        0.0%   $       --         0.0%   $    --       0.0%
       91% to 95%                  --        0.0%           --         0.0%        --       0.0%
       81% to 90%                  --        0.0%        1,255         0.0%        --       0.0%
       71% to 80%                  --        0.0%       75,457         0.9%        --       0.0%
       below 70%                  654        0.0%    1,031,490        12.7%        --       0.0%

       Construction loans                                    $       --        0.0%
       Mortgage loans over 90 days past due                          --        0.0%
       Mortgage loans in the process of foreclosure                  --        0.0%
       Mortgage loans foreclosed                                     --        0.0%
       Restructured mortgage loans                                3,811        0.0%

19) There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company's total admitted assets.

20)  Total admitted assets subject to the following types of agreements:

                                           AT YEAR-END                    AT END OF EACH QUARTER
                  AGREEMENT TYPE        AMOUNT     PERCENTAGE     1ST QTR    2ND QTR    3RD QTR
       ----------------------------   ---------   ------------   ---------  ---------  ---------
       Securities lending             $      --           0.0%   $      --  $      --  $      --
       Repurchase                            --           0.0%          --         --         --
       Reverse repurchase                    --           0.0%          --         --         --
       Dollar repurchase                     --           0.0%          --         --         --
       Dollar reverse repurchase             --           0.0%          --         --         --

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

        Schedule of Supplemental Investment Risks Interrogatories (Continued)

                                December 31, 2003

                                 (In thousands)

21) Warrants not attached to other financial instruments, options, caps, and floors:

                                            OWNED              WRITTEN
                                      ----------------     ----------------
      Hedging                         $   --      0.0%     $    --     0.0%
      Income generation                   --      0.0%          --     0.0%
      Other                               --      0.0%          --     0.0%

22)  Potential exposure for collars, swaps and forwards:

                                                              AT END OF EACH QUARTER
                                         AT YEAR-END       1ST QTR   2ND QTR   3RD QTR
                                      ----------------     -------   -------   -------
      Hedging                         $   --      0.0%     $    --   $    --   $    --
      Income generation                   --      0.0%          --        --        --
      Replications                        --      0.0%          --        --        --
      Other                               --      0.0%          --        --        --

23)  Potential exposure for futures contracts:

                                                              AT END OF EACH QUARTER
                                         AT YEAR-END       1ST QTR   2ND QTR   3RD QTR
                                      ----------------     -------   -------   -------
      Hedging                         $   --      0.0%     $    --   $    --   $    --
      Income generation                   --      0.0%          --        --        --
      Replications                        --      0.0%          --        --        --
      Other                               --      0.0%          --        --        --

24) All investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in the Annual Statement

          INVESTMENT                AMOUNT     PERCENTAGE
     --------------------          --------   ------------
            (None)                 $     --           0.0%

See accompanying independent auditors' report.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 4
       Summary of Investments - Other than Investments in Related Parties

                                December 31, 2003

                                 (in thousands)

                                                    COST OR                         AS SHOWN ON
                                                   AMORTIZED                        THE BALANCE
                                                     COST           FAIR VALUE         SHEET
                                                 --------------   --------------   --------------
Bonds:
    United States Government and government
       agencies and authorities                  $      430,032          460,757          430,032
    Public utilities                                    725,337          754,765          725,337
    Mortgage-backed securities                          915,276          935,114          915,276
    All other corporate bonds                         3,230,706        3,395,217        3,230,706
                                                 --------------   --------------   --------------
                   Total bonds                        5,301,351        5,545,853        5,301,351
                                                 --------------   --------------   --------------
Equity Securities:
    Common stocks (1)
       Public utilities                                     735              762              762
       Banks, trusts, and insurance companies            16,357           33,064           33,064
       Industrial, miscellaneous and all other          418,629          532,236          532,236
    Nonredeemable preferred stocks                       75,359           81,482           75,359
                                                 --------------   --------------   --------------
                   Total equity securities              511,080          647,544          641,421
                                                 --------------   --------------   --------------
Mortgage loans on real estate                         1,108,997              N/D        1,108,997
Real estate:
    Home office property                                 15,294              N/D           15,294
    Real estate held for investment                         949              N/D              949
Policy loans                                            339,255              N/D          339,255
Partnership interests                                   326,531              N/D          311,564
Short-term investments and cash                         125,471          125,471          125,471
Receivable for securities                                10,831           10,831           10,831
                                                 --------------   --------------   --------------
                   Total investments             $    7,739,759              N/A        7,855,133
                                                 ==============   ==============   ==============

(1) Investment in common stocks does not include the Company's investment in the Virginia Farm Bureau, a related party, with a cost and fair value of $10,002 and $7,024, respectively.
N/D - not determined
N/A - not applicable

See accompanying independent auditors' report.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 5
                       Supplementary Insurance Information
                                 (in thousands)

                                                             AS OF DECEMBER 31
                                     -----------------------------------------------------------------
                                                      FUTURE POLICY
                                        DEFERRED         BENEFITS,                       OTHER POLICY
                                         POLICY       LOSSES, CLAIMS                      CLAIMS AND
                                       ACQUISITION    AND SETTLEMENT     UNEARNED          BENEFITS
                                         COSTS           EXPENSES        PREMIUMS          PAYABLE
                                     --------------   --------------   --------------   --------------
SEGMENT
2003:
    Life insurance                   $           --        3,002,155            1,143          386,234
    Accident & health insurance                  --           39,037            1,008            4,166
    Annuity                                      --        3,080,475               --               36
    Property & liability insurance               --               --               --               --
                                     --------------   --------------   --------------   --------------
                                     $           --        6,121,667            2,151          390,436
                                     ==============   ==============   ==============   ==============
2002:
    Life insurance                   $           --        2,842,230            1,192          384,351
    Accident & health insurance                  --           32,949               40            1,375
    Annuity                                      --        2,628,108               --               34
    Property & liability insurance               --               --               --               --
                                     --------------   --------------   --------------   --------------
                                     $           --        5,503,287            1,232          385,760
                                     ==============   ==============   ==============   ==============

                                                             FOR THE YEARS ENDED DECEMBER 31
                                     ----------------------------------------------------------------------------------
                                                                                        AMORTIZATION
                                                                          BENEFITS,     OF DEFERRED
                                                           NET         CLAIMS, LOSSES      POLICY            OTHER
                                        PREMIUM         INVESTMENT     AND SETTLEMENT    ACQUISITION       OPERATING
                                       REVENUE (1)        INCOME          EXPENSES          COSTS         EXPENSES (2)
                                     --------------   --------------   --------------   --------------   --------------
SEGMENT
2003:
    Life insurance                   $      426,046          247,601          377,783               --          143,568
    Accident & health insurance              22,047            2,739           15,334               --           10,871
    Annuity                                 524,707          232,428          651,732               --           36,017
    Property & liability insurance               --               --               --               --               --
                                     --------------   --------------   --------------   --------------   --------------
                                     $      972,800          482,768        1,044,849               --          190,456
                                     ==============   ==============   ==============   ==============   ==============
2002:
    Life insurance                   $      409,170          223,973          351,755               --          122,073
    Accident & health insurance              22,758            2,135           12,612               --           11,470
    Annuity                                 382,712          206,334          500,379               --           28,154
    Property & liability insurance               --               --               --               --               --
                                     --------------   --------------   --------------   --------------   --------------
                                     $      814,640          432,442          864,746               --          161,697
                                     ==============   ==============   ==============   ==============   ==============
2001:
    Life insurance                   $      386,109          213,914          331,926               --          114,918
    Accident & health insurance              21,326            1,779            9,215               --           10,891
    Annuity                                 265,973          197,040          399,465               --           22,045
    Property & liability insurance               --               --               --               --               --
                                     --------------   --------------   --------------   --------------   --------------
                                     $      673,408          412,733          740,606               --          147,854
                                     ==============   ==============   ==============   ==============   ==============

(1) Life insurance premium revenue includes supplementary contracts and dividend accumulations.

(2) Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.

See accompanying independent auditors' report.

                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                   SCHEDULE 6
                                   Reinsurance

              For the years ended December 31, 2003, 2002 and 2001
                                 (in thousands)

                                                                                                            PERCENTAGE OF
                                                            CEDED TO         ASSUMED                           AMOUNT
                                            GROSS            OTHER            FROM               NET          ASSUMED TO
                                            AMOUNT         COMPANIES        COMPANIES          AMOUNT            NET
                                        --------------   --------------   --------------   --------------   --------------
2003:
    Life insurance in force             $   64,862,572        5,946,413              --       58,916,159
                                        ==============   ==============   ==============   ==============   ==============
    Premiums:
       Life insurance                   $      428,152           12,191                          415,961
       Accident & health insurance              53,250           31,311                           21,939
       Annuity                                 529,862            5,236                          524,626
       Property & liability insurance               --               --               --               --               --
                                        --------------   --------------   --------------   --------------   --------------
                   Total premiums       $    1,011,264           48,738               --          962,526               --
                                        ==============   ==============   ==============   ==============   ==============
2002:
    Life insurance in force             $   58,982,437        4,960,513               --       54,021,924               --
                                        ==============   ==============   ==============   ==============   ==============
    Premiums:
       Life insurance                   $      409,356           12,064               --          397,292               --
       Accident & health insurance              55,416           32,787               --           22,629               --
       Annuity                                 388,889            6,241               --          382,648               --
       Property & liability insurance               --               --               --               --               --
                                        --------------   --------------   --------------   --------------   --------------
                   Total premiums       $      853,661           51,092               --          802,569               --
                                        ==============   ==============   ==============   ==============   ==============
2001:
    Life insurance in force             $   53,571,933        3,506,628               --       50,065,305               --
                                        ==============   ==============   ==============   ==============   ==============
    Premiums:
       Life insurance                   $      390,370           11,842               --          378,528               --
       Accident & health insurance              50,541           29,304               --           21,237               --
       Annuity                                 272,883            6,982               --          265,901               --
       Property & liability insurance               --               --               --               --               --
                                        --------------   --------------   --------------   --------------   --------------
                   Total premiums       $      713,794           48,128               --          665,666               --
                                        ==============   ==============   ==============   ==============   ==============

See accompanying independent auditors' report.

                                     PART C

                                OTHER INFORMATION

Item 26.  EXHIBITS

1.   BOARD OF DIRECTORS RESOLUTIONS.

     a) Resolution of the Board of Directors of Southern Farm Bureau Life Insurance Company (the "Company") establishing Southern Farm Bureau Life Variable Life Account (the "Account") (3)

2.   CUSTODIAN AGREEMENTS.  Not Applicable

3.   UNDERWRITING CONTRACTS.

     a)   Form of Principal Underwriting Agreement (2)

     b)   Amendment to Form of Principal Underwriting Agreement (4)

4.   CONTRACTS.

     a)   Specimen Adjustable Premium Variable Life Insurance Policy (3)

     b)   Revised Specimen Adjustable Premium Variable Life Insurance Policy (4)

     c)   Waiver of Monthly Deductions Agreement (3)

     d)   Children's Term Rider (3)

     e)   Accelerated Benefit Rider (3)

5.   APPLICATIONS.

     a)   Application for Adjustable Premium Variable Life Insurance Policy (3)

6.   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BY-LAWS.

     a)   Articles of Incorporation of the Company (1)

     b)   By-Laws of the Company (1)

7.   REINSURANCE CONTRACTS. (7)

     a) Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and American United Life Insurance Company (7)

     b) Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company (7)

     c) Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and Businessmen's Assurance Company of America (7)

8.   PARTICIPATION AGREEMENTS.

     a) Form of Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (2)

     b) Amendment to Form of Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (4)

     c) Form of Participation Agreement for Fidelity Variable Insurance Products Fund (2)

     d) Form of Participation Agreement for Fidelity Variable Insurance Products Fund II (2)

     e) Form of Participation Agreement for Fidelity Variable Insurance Products Fund III (2)

     f) Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund (4)

     g) Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund II (4)

     h) Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund III (4)

9.   ADMINISTRATIVE CONTRACTS.  Not Applicable.

10.  OTHER MATERIAL CONTRACTS.  Not Applicable.

11.  LEGAL OPINION.

     Opinion and Consent of Joseph A. Purvis (8)

12. ACTUARIAL OPINION. Opinion of Kenneth P. Johnston as to actuarial matters pertaining to the securities being registered (8)

13.  CALCULATIONS.  Not Applicable.

14.  OTHER OPINIONS.

     (a)  Consent of Sutherland Asbill & Brennan LLP (8)

     (b)  Consent of KPMG, LLP (8)

15.  OMITTED FINANCIAL STATEMENTS.  Not Applicable.

16.  INITIAL CAPITAL AGREEMENTS.  Not Applicable.

17. REDEEMABILITY EXEMPTION. Issuance, transfer and redemption procedures memorandum. (5)

18.  Powers of Attorney (3) (6)

     a)   Power of Attorney for Randy Veach (8)

----------
(1) Incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on June 3, 1999.

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on October 12, 1999.

(3) Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on August 22, 2001.

(4) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on January 25, 2002.

(5) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 8, 2002.

(6) Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 27, 2003.

(7) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 1, 2003.

(8)  Filed herein.

Item 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


  NAME AND PRINCIPAL BUSINESS ADDRESS*             POSITION AND OFFICES WITH DEPOSITOR
  ------------------------------------             -----------------------------------
Ronald R. Anderson                          Director
Donald Childs                               Director
Marshall Coyle                              Director
Kenneth Dierschke                           Director
Ben M. Gramling, II                         Director
Bruce L. Hiatt                              Director
Randy Veach                                 Director
Kenneth M. Middleton, II                    Director
Bryan Mitchell                              Director
Sam Moore                                   Director
Lloyd Arthur                                Director
Wayne F. Pryor                              Director
Stanley E. Reed                             Director
Rick Roth                                   Director
David Waide                                 Director
David M. Winkles, Jr                        Director
Larry B. Wooten                             Director
J.M. Wright, Jr.                            Director
Carl B. Loop, Jr.                           Chairman of the Board and President
Wayne Dollar                                First Vice President and Director
Bobby P. Waters                             Executive Vice President, C.E.O.
Laurence E. Favreau                         Senior Vice President, C.F.O.
Gino Gianfrancesco                          Senior Vice President, Marketing
J. Joseph Stroble                           Senior Vice President, Policy Administration and
                                            Assistant Secretary
Sherrell Ballard                            Vice President, Information Systems
Denny Blaylock                              Vice President, Underwriting
David N. Duddleston, M.D.                   Vice President, Medical Director
Richard G. Fielding                         Vice President, Chief Actuary
Philip R. Hogue                             Vice President, Realty Investments
Kenneth P. Johnston                         Vice President, Product Development
Richard D. McClure                          Vice President, Claims
Walt Olson                                  Vice President, Chief Investment Officer
Joseph A. Purvis                            Senior Vice President, General Counsel and
                                            Secretary
E.J. "Bubby" Trosclair                      Vice President, Agency
Robert E. Ward, Jr.                         Vice President, Controller
Billy Sims                                  Vice President, Human Resources
Glen Castle                                 Vice President, Group, Pension and Variable
                                            Product Administration
Randy Johns                                 Vice President, Administrative Services

----------
* The principal business address for each officer and director is 1401 Livingston Lane Jackson, Mississippi 39213.

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

               The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Arkansas Farm Bureau Investment Corporation, Florida Farm Bureau Holding Corporation, Georgia Farm Bureau Federation Holding Co. Inc., Kentucky Farm Bureau Investment Corporation, Louisiana Farm Bureau Investment Corporation, Mississippi Farm Bureau Investment Corporation, North Carolina Farm Bureau Investment Corporation, South Carolina Farm Bureau Investment Corporation, Texas Farm Bureau Investment Corporation and Virginia Farm Bureau Holding Corporation. The Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth below.

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Arkansas Farm Bureau                  Arkansas        Controlling interest owned
                   Investment Corporation                            by Arkansas Farm Bureau
                                                                     Federation
               Florida Farm Bureau Holding            Florida        Controlling interest owned
                   Corporation                                       by Florida Farm Bureau
                                                                     Federation
               Georgia Farm Bureau                    Georgia        Controlling interest owned
                   Federation Holding Co., Inc.                      by Georgia Farm Bureau
                                                                     Federation
               Kentucky Farm Bureau                   Kentucky       Controlling Interest owned
                   Investment Corporation                            by Kentucky Farm Bureau
                                                                     Federation
               Louisiana Farm Bureau                 Louisiana       Controlling Interest owned
                   Investment Corporation                            by Louisiana Farm Bureau
                                                                     Federation
               Mississippi Farm Bureau              Mississippi      Controlling Interest Owned
                   Investment Corporation                            by Mississippi Farm Bureau
                                                                     Federation
               North Carolina Farm Bureau          North Carolina    Controlling Interest Owned
                   Investment Corporation                            by North Carolina Farm
                                                                     Bureau Federation
               South Carolina Farm Bureau          South Carolina    Controlling Interest Owned
                   Investment Corporation                            by South Carolina Farm
                                                                     Bureau Federation
               Texas Farm Bureau Investment            Texas         Controlling Interest Owned
                   Corporation                                       by Texas Farm Bureau
               Virginia Farm Bureau Holding           Virginia       Controlling Interest Owned
                   Corporation                                       by Virginia Farm Bureau
                                                                     Federation

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Southern Farm Bureau Life            Mississippi      10% of voting securities
                   Insurance Company                                 owned by each of the
                                                                     following:
                                                                     -Arkansas Farm Bureau
                                                                     Investment Corporation
                                                                     -Florida Farm Bureau
                                                                     Holding Corporation
                                                                     -Georgia Farm Bureau
                                                                     Federation Holding Co., Inc.
                                                                     -Kentucky Farm Bureau
                                                                     Investment Corporation
                                                                     - Louisiana Farm Bureau
                                                                     Investment Corporation
                                                                     - Mississippi Farm Bureau
                                                                     Investment Corporation
                                                                     - North Carolina Farm
                                                                     Bureau Investment
                                                                     Corporation
                                                                     - South Carolina Farm
                                                                     Bureau Investment
                                                                     Corporation
                                                                     - Texas Farm Bureau
                                                                     Investment Corporation
                                                                     - Virginia Farm Bureau
                                                                     Holding Corporation
               Southern Capital Life Insurance      Mississippi      Ownership of all voting
                   Company                                           securities by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Southern Farm Bureau Fund            Mississippi      Ownership of all voting
                   Distributor, Inc.                                 securities by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Oakwood Holdings, LLC                Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               One Thousand One Hotel, LLC          Mississippi      50% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Baycastle Properties, L.P.           Mississippi      99% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner;
                                                                     1% interest held by MR
                                                                     Properties, LLC as general
                                                                     partner.

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Annandale Properties, L.P.           Mississippi      99% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner;
                                                                     1% interest held by MR
                                                                     Properties, LLC as general
                                                                     partner.
               Cypress Lake Properties, L.P.        Mississippi      99% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner;
                                                                     1% interest held by MR
                                                                     Properties, LLC as general
                                                                     partner.
               MR Properties, LLC                   Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-I55, LLC                     Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Knoxville-Kingston, LLC               Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Hou-Hempstead, LLC                      Texas         100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Baton Rouge-Perkins, LLC              Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Destin-Poinciana, LLC                  Florida        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Pearl-Hwy 80, LLC                    Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Belle Chasse-WBC, LLC                 Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Lafayette-Pinhook, LLC                Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               New Orleans-Baronne, LLC              Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Knoxville-Maynardville, LLC           Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Douglas-Peterson, LLC                  Georgia        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Covington-Holiday, LLC                Louisiana       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Ft. Lauderdale-Broward, LLC            Florida        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-Conrad, LLC                   Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Chattanooga-Lee, LLC                  Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-Old Canton, LLC              Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               St. Petersburg-Ninth, LLC              Florida        100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Jackson-Echelon, LLC                 Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Memphis-Colony, LLC                   Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Akron-Romig, LLC                         Ohio         100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Hudson-Hwy 321, LLC                 North Carolina    100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Memphis-One Place, LLC                Tennessee       100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company

                                                                     PERCENT OF VOTING
               NAME                                 JURISDICTION     SECURITIES OWNED
               ----                                 ------------     ----------------
               Waldwick-North, LLC                   New Jersey      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Picayune-Hwy 43, LLC                 Mississippi      100% of ownership interest
                                                                     held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company
               Westwood Alpha Limited                 Virginia       99% of ownership interest
               Partnership                                           held by Southern Farm
                                                                     Bureau Life Insurance
                                                                     Company as limited partner
               Southern Capital Brokerage           Mississippi      100% of ownership interest
               Company, LLC                                          held by Southern Farm
                                                                     Bureau Life Insurance
                                                                       Company


Item 29.  INDEMNIFICATION

The By-Laws of Southern Farm Bureau Life Insurance Company provide, in part in
Article XII, as follows:

                                   ARTICLE XII

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The Company shall indemnify to the maximum extent allowed by Mississippi law, any director or officer thereof, who is made party to any suit or proceeding because he is or was a director or officer, provided that the director or officer has met the standard of conduct set out in Mississippi Code of 1972 Annotated Section 79-4-8.51(a-d), and indemnification is not otherwise provided for by any insurance coverage available to such director or officer. Any question as to whether a director or officer has met the applicable standard of conduct will be determined by an independent special legal counsel selected by the Board of Directors.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  PRINCIPAL UNDERWRITER

     (a) OTHER ACTIVITY. Southern Farm Bureau Fund Distributor, Inc. is the registrant's principal underwriter. It is also the principal underwriter for Southern Farm Bureau Life Variable Account.

     (b) MANAGEMENT. The following information is furnished with respect to the officers and directors of Southern Farm Bureau Fund Distributor, Inc.:

                                               POSITIONS AND OFFICES
               NAME AND PRINCIPAL              WITH SOUTHERN FARM BUREAU FUND
               BUSINESS ADDRESS*               DISTRIBUTOR, INC.
               ------------------              -----------------
               Laurence E. Favreau             President and Treasurer
               Joseph A. Purvis                General Counsel and Secretary
               Glen Castle                     Vice President and Assistant
                                               Secretary
               Carl B. Loop, Jr.               Director
               Ronald R. Anderson              Director
               Donald Childs                   Director
               Marshall Coyle                  Director
               Kenneth Dierschke               Director
               Wayne Dollar                    Director
               Ben M. Gramling, II             Director
               Bruce L. Hiatt                  Director
               Randy Veach                     Director
               Kenneth M. Middleton, II        Director
               Bryan Mitchell                  Director
               Sam Moore                       Director
               Lloyd Arthur                    Director
               Wayne F. Pryor                  Director
               Stanley E. Reed                 Director
               Rick Roth                       Director
               David Waide                     Director
               David M. Winkles, Jr.           Director
               Larry B. Wooten                 Director
               John Milton Wright, Jr.         Director

----------
*    Principal business address is 1401 Livingston Lane, Jackson, Mississippi,
     39213.

(c) COMPENSATION FROM THE REGISTRANT. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)                     (2)                 (3)             (4)             (5)
  NAME OF            NET UNDERWRITING
 PRINCIPAL             DISCOUNTS AND      COMPENSATION ON     BROKERAGE          OTHER
UNDERWRITER             COMMISSIONS          REDEMPTION      COMMISSIONS    COMPENSATION
-----------             -----------          ----------      -----------    ------------
Southern Farm        $         27,578           N/A              N/A            N/A
  Bureau Fund
Distributor, Inc.


Item 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1401 Livingston Lane, Jackson, Mississippi 39213.

Item 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

Item 33.  FEE REPRESENTATION

     The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Southern Farm Bureau Life Variable Life Account and Southern Farm Bureau Life Insurance Company certify that they meet all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Mississippi, on the 26th day of April 2004.


                                                              SOUTHERN FARM BUREAU LIFE VARIABLE LIFE
                                                                         ACCOUNT (REGISTRANT)

Attest:   /s/ Joseph A. Purvis                          By:   /s/ *
       -----------------------------------------           ---------------------------------
       JOSEPH A. PURVIS                                               BOBBY P. WATERS
       Senior Vice President, General Counsel                         Executive Vice President
       and Secretary                                                  and Chief Executive Officer

                                                        By:  SOUTHERN FARM BUREAU LIFE INSURANCE
                                                             COMPANY (DEPOSITOR)


Attest:    /s/ Joseph A. Purvis                         By:       /s/ *
       -----------------------------------------           ---------------------------------
       JOSEPH A. PURVIS                                               BOBBY P. WATERS
       Senior Vice President, General Counsel                         Executive Vice President
       and Secretary                                                  and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 26, 2004.


              SIGNATURES                               TITLE                         DATE
              ----------                               -----                         ----
 /s/ *                                   Executive Vice President,              April 26, 2004
------------------------------------        Chief Executive Officer
     BOBBY P. WATERS                        (Principal Executive Officer)

 /s/ Laurence E. Favreau                 Senior Vice President,                 April 26, 2004
------------------------------------        Chief Financial Officer
     LAURENCE E. FAVREAU                    (Principal Financial Officer)

/s/  *                                   President and Chairman of the Board    April 26, 2004
------------------------------------
     CARL B. LOOP, JR.

/s/  *                                   First Vice President and Director      April 26, 2004
------------------------------------
     WAYNE DOLLAR

/s/  *                                   Director                               April 26, 2004
------------------------------------
     RONALD R. ANDERSON

/s/  *                                   Director                               April 26, 2004
------------------------------------
     DONALD CHILDS

/s/  *                                   Director                               April 26, 2004
------------------------------------
     MARSHALL COYLE

/s/  *                                   Director                               April 26, 2004
------------------------------------
     KENNETH DIERSCHKE

/s/  *                                   Director                               April 26, 2004
------------------------------------
     BEN M. GRAMLING, II

/s/  *                                   Director                               April 26, 2004
------------------------------------
     BRUCE L. HIATT

/s/  *                                   Director                               April 26, 2004
------------------------------------
     RANDY VEACH

/s/  *                                   Director                               April 26, 2004
------------------------------------
     KENNETH M. MIDDLETON, II

/s/  *                                   Director                               April 26, 2004
------------------------------------
     BRYAN MITCHELL

/s/  *                                   Director                               April 26, 2004
------------------------------------
     SAM MOORE

/s/  *                                   Director                               April 26, 2004
------------------------------------
     LLOYD ARTHUR

/s/  *                                   Director                               April 26, 2004
------------------------------------
     WAYNE F. PRYOR

/s/  *                                   Director                               April 26, 2004
------------------------------------
     STANLEY E. REED

/s/  *                                   Director                               April 26, 2004
------------------------------------
     RICK ROTH

/s/  *                                   Director                               April 26, 2004
------------------------------------
     DAVID WAIDE

/S/  *                                   Director                               April 26, 2004
------------------------------------
     DAVID M. WINKLES, JR.

/S/  *                                   Director                               April 26, 2004
------------------------------------
     LARRY B. WOOTEN

/S/  *                                   Director                               April 26, 2004
------------------------------------
     J.M. WRIGHT, JR.


*By:    /s/ Joseph A. Purvis                                      April 26, 2004
     ----------------------------------------------------
        Joseph A. Purvis, Pursuant to Power of Attorney

                                  EXHIBIT INDEX

     EXHIBIT           DESCRIPTION
     -------           -----------
     26(11)            Opinion and Consent of Joseph A. Purvis
     26(12)            Opinion of Kenneth P. Johnston
     26(14) (a)        Consent of Sutherland Asbill & Brennan LLP
     26(14) (b)        Consent of KPMG LLP
     26(18) (a)        Power of Attorney for Randy Veach